UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2011

Date of reporting period:	October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund*

Annual report
9 | 30 | 11

A world of investing.℠

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	135

About the Trustees	136

Officers	138

Prospectus supplement November 30, 2011

Putnam Asset Allocation: Balanced Portfolio

Summary Prospectus dated January 30, 2011

Effective November 30, 2011, the name of the fund will change to Putnam Dynamic Asset Allocation Balanced Fund and the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Jeffrey Knight, James Fetch, Robert Kea, Joshua Kutin, Robert Schoen and Jason Vaillancourt.

Mr. Kutin joined the portfolio team for the fund in November 2011 and is a Portfolio Manager.

271146 11/11

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

An actively managed, globally diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. The managers believe that spreading fund holdings across a variety of asset classes can help to smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for the fund. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The managers also draw on the resources of Putnam’s global research group, which covers securities worldwide; on the recommendations of Putnam’s investment-style teams, which are based on in-depth analysis of specific market segments; and on input from the firm’s market strategists.

Consider these risks before investing:

Our allocation of assets between stocks and bonds may hurt performance. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

Jeff, can you bring us up to date on global markets?

The fiscal year began amid rising optimism but ended in great pessimism about the global economy and European sovereign debt risk. Early on, when the economic recovery appeared likely to continue, we were keeping a careful eye on the risks to growth, especially the unpredictable course of the European sovereign debt crisis. Unfortunately, conditions deteriorated. By the end of the period recession seemed as likely as continued recovery.

In terms of asset classes, global equity markets generally peaked during April and have declined amid higher volatility since then. Bond markets generally delivered positive results for the year, but there was a great disparity between the first half of the year, when credit sectors, including high-yield corporate bonds, outperformed high-quality bonds, and the second half of the year, when this trend reversed.

One surprising bright spot was the United States. In fact, our central view is that the U.S. economy is still likely to avoid recession, but growth may remain weak rather than accelerate. We recently saw relative outperformance by U.S. stocks and bonds, as well as the U.S. dollar. The S&P 500 Index posted a modest gain for the fiscal year, but most international markets, including emerging markets, fell.

How did economic optimism evaporate over the period?

Early in the period, the labor market was improving, with new job creation averaging about 150,000 for several months in a row, but that tapered off. The Fed, which had launched its second Treasury purchase program this past November, concluded it

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

at the end of June. The negotiations over the federal debt ceiling sapped confidence. It was immediately followed by Standard & Poor’s decision to downgrade the U.S. credit rating on long-term debt, which caused a severe market reaction in August and September.

All along the way we saw continuing problems in Europe. In several nations, including Greece, Ireland, and Portugal, it appeared government debt levels were becoming unsustainable, and this caused worries for banks that owned significant amounts of government bonds. Policymakers developed stopgap measures but failed to put forward a convincing, comprehensive plan. There remains the possibility that a nation might default and that financial institutions will be compelled to realize losses on bad debt.

In this environment, were you able to find opportunities?

Yes, the fundamental philosophy of this fund is to provide consistent diversification as we actively seek out opportunities in over 10 asset classes. We adjust the mix on a dynamic basis to pursue opportunities and to moderate risk. Short-term risks are a consideration, but we also have medium-and long-term time horizons that help us identify opportunities that short-term thinking might ignore. For the year as a whole, a lot of the best opportunities, we felt, were in fixed-income sectors and in the U.S. stock market.

What were the major influences on performance?

A lot of the fund’s performance strength this year came from fixed-income securities,

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

which have a strategic weighting of about 40% in the portfolio. However, for the full year the fund lagged its primary benchmark, the Russell 3000 Index.

In the first half of the year, our active selection was particularly effective among fixed-income securities. High-yield corporate bonds and non-agency mortgage-backed securities continued to recover from the levels they had reached during the 2008 financial crisis.

Unfortunately, these sectors did not perform as well in the later months of the period when fears of a recession caused the market to shun securities that might carry credit risk. The fund’s high-yield bonds were hit hard when the market became concerned about rising default risk given the growing probability of recession. Treasuries outperformed the majority of the fund’s bond holdings in the later months of the period. Nevertheless, other elements of the fixed-income allocation continued to perform better than equities in the later months of the period, so our overweight to the sector was beneficial.

Could you give some other examples of your allocation decisions?

Over the course of the year, we gradually shifted from an overweight position in small-cap U.S. equities, which were benefiting from the rising optimism about the recovery, to an underweight position. Smaller companies

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/11. Short-term holdings and derivatives are excluded. Holdings will vary over time.

tend to be less able to diversify their business revenues in the face of a slowing economy. During the final few months of the fiscal year, we also moved to an underweight position in large-cap equities, which helped results relative to the primary benchmark.

How did your security selection decisions affect fund results?

For much of the annual period our security selection in U.S. stocks had performed well, but in the most recent months of the period it had an adverse impact on performance. This was the case for our international stock selection as well. As I mentioned, international markets generally underperformed as the European debt crisis intensified, and these problems spread to different points of the globe, allowing few places of refuge.

What impact did foreign currency exposures have on fund performance?

Currency exposures also had a negative impact in the middle of the year. The fund had hedged exposure to the Japanese yen, but the currency rallied sharply in the aftermath of Japan’s earthquake and tsunami disasters. Since that point, currency hedging has been more helpful as the dollar has strengthened. We generally hedge a portion of our foreign currency exposure with forward currency contracts. By way of background, a forward currency contract-holder is obligated to buy or sell a specified quantity of the underlying currency at a specified price, and on a specified future date.

What role do derivatives play in the portfolio?

We use a variety of derivatives to establish exposures in the portfolio. I have already described that we use forward currency contracts as part of our currency hedging efforts. In addition, we purchase and write options to hedge pricing risk and prepayment risk, to generate income, and to enhance returns. We use futures contracts to equitize cash and manage exposure to market risk. We also use total return swaps to manage or hedge exposures to countries and sectors, as well as interest-rate swaps to hedge interest-rate and prepayment risk. Credit default swaps enable us to hedge credit and market

This chart shows how the fund’s top investment strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets and may not reflect the underlying security-specific sector risks within the fund. Holdings will vary over time.

risk or to gain exposure to specific securities or groups of securities.

Can you comment on the fund’s move to reduce its dividend?

Bond yields have fallen in recent years, and this eventually feeds through to the fund. In March the fund’s quarterly dividend rate for class A shares went from $0.073 per class A share to $0.048, a reduction of 34.25%.

What is your outlook for the global markets and for the fund?

Although it has been another challenging year for investors’ nerves, we take a long-term perspective with our strategy. While recent results were negative, the results over longer periods — three, five, and ten years — are positive, more competitive versus our primary benchmark, and provide a better indication of the merits of our strategy, we believe.

This fund invests in both the stock and bond markets. Over the past 10 years, equity risk has not offered much reward, but bonds have provided strong results. We think that as we move into the next year, the premium offered by equities may be more attractive than the opportunities in bonds. The fund will remain diversified, of course, and we will continue to manage the allocations dynamically, with the goal of adding to performance through active management.

Jeff, thanks for taking the time to comment on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s name change to Putnam Dynamic Asset Allocation Balanced Fund, effective November 30, 2011, is intended to highlight the fund’s active management approach. The investment policy and strategy remain the same.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.85%	5.49%	5.07%	5.07%	5.03%	5.03%	5.34%	5.13%	5.57%	6.11%

10 years	47.48	39.02	37.11	37.11	36.72	36.72	40.40	35.53	43.38	51.18
Annual average	3.96	3.35	3.21	3.21	3.18	3.18	3.45	3.09	3.67	4.22

5 years	2.02	–3.82	–1.57	–3.26	–1.64	–1.64	–0.46	–3.95	0.73	3.22
Annual average	0.40	–0.78	–0.32	–0.66	–0.33	–0.33	–0.09	–0.80	0.15	0.64

3 years	15.81	9.16	13.30	10.30	13.18	13.18	14.08	10.11	14.83	16.55
Annual average	5.01	2.96	4.25	3.32	4.21	4.21	4.49	3.26	4.72	5.24

1 year	–0.92	–6.63	–1.71	–6.48	–1.68	–2.63	–1.44	–4.90	–1.18	–0.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 9/30/11

			Lipper Mixed-Asset Target
		Putnam Balanced	Allocation Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	7.14%	—†	6.04%

10 years	40.80	63.85%	50.20
Annual average	3.48	5.06	4.08

5 years	–4.52	11.81	6.97
Annual average	–0.92	2.26	1.31

3 years	4.41	14.64	12.06
Annual average	1.45	4.66	3.84

1 year	0.55	1.60	–0.42

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/11, there were 481, 431, 378, 181, and 34 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,711 and $13,672, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,553. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,338 and $15,118, respectively.

Fund price and distribution information For the 12-month period ended 9/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.410		$0.324	$0.330	$0.353		$0.383	$0.438

Capital gains	—		—	—	—		—	—

Total	$0.410		$0.324	$0.330	$0.353		$0.383	$0.438

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/10	$10.47	$11.11	$10.43	$10.28	$10.46	$10.84	$10.41	$10.49

9/30/11	9.99	10.60	9.95	9.80	9.98	10.34	9.93	10.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Annualized expense ratio for the six-month period
ended 9/30/11†	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2011, to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.02	$8.56	$8.56	$7.38	$6.20	$3.84

Ending value (after expenses)	$888.80	$885.70	$885.90	$887.20	$887.80	$890.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2011, use the following calculation method. To find the value of your investment on April 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.37	$9.15	$9.15	$7.89	$6.63	$4.10

Ending value (after expenses)	$1,019.75	$1,015.99	$1,015.99	$1,017.25	$1,018.50	$1,021.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June  17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 510, 459 and 392 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive bene-fits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and
Shareholders of Putnam Asset Allocation Fund: Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Asset Allocation Fund: Balanced Portfolio (the “fund”) at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2011

The fund’s portfolio 9/30/11

COMMON STOCKS (39.3%)*	Shares	Value

Basic materials (2.3%)
Agrium, Inc. (Canada)	715	$47,662

Albemarle Corp.	27,900	1,127,160

Andersons, Inc. (The)	11,598	390,389

Archer Daniels-Midland Co.	1,971	48,901

Arkema (France)	3,148	183,124

BASF SE (Germany)	15,733	956,204

BBMG Corp. (China)	344,000	254,315

BHP Billiton, Ltd. (Australia)	27,303	909,439

Black Earth Farming, Ltd. SDR (Sweden) †	3,511	8,813

Boise, Inc.	35,811	185,143

Cambrex Corp. †	20,892	105,296

Carillion PLC (United Kingdom)	68,147	352,246

CF Industries Holdings, Inc.	415	51,207

China Agri-Industries Holdings, Ltd. (China)	29,000	17,811

China BlueChemical, Ltd. (China)	32,000	24,462

China Shanshui Cement Group, Ltd. (China)	135,000	88,907

Compagnie de Saint-Gobain (France)	3,441	131,649

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,430	15,473

Cytec Industries, Inc.	19,300	678,202

Domtar Corp. (Canada)	8,400	572,628

First Quantum Minerals, Ltd. (Canada)	5,000	66,810

Fletcher Building, Ltd. (New Zealand)	49,926	290,468

Fortescue Metals Group, Ltd. (Australia)	45,533	189,234

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	78,200	2,381,190

Georgia Gulf Corp. †	4,158	57,505

Gold Resource Corp. S	6,003	99,950

Golden Agri-Resources, Ltd. (Singapore)	68,000	31,260

GrainCorp, Ltd. (Australia)	4,151	28,614

Incitec Pivot, Ltd. (Australia)	11,918	37,041

Innophos Holdings, Inc.	9,831	391,962

Innospec, Inc. †	5,297	128,240

International Flavors & Fragrances, Inc.	24,800	1,394,256

Intrepid Potash, Inc. †	1,026	25,517

JSR Corp. (Japan)	15,100	259,712

K&S AG (Germany)	2,306	121,449

KapStone Paper and Packaging Corp. †	19,164	266,188

Koninklijke DSM NV (Netherlands)	9,086	395,689

Koppers Holdings, Inc.	6,642	170,102

KWS Saat AG (Germany)	76	14,132

L.B. Foster Co. Class A	3,213	71,425

Lanxess AG (Germany)	3,575	172,138

Layne Christensen Co. †	8,767	202,518

LyondellBasell Industries NV Class A (Netherlands)	4,011	97,989

MeadWestvaco Corp.	51,877	1,274,099

Minerals Technologies, Inc.	2,717	133,867

COMMON STOCKS (39.3%)* cont.	Shares	Value

Basic materials cont.
Monsanto Co.	29,156	$1,750,526

Mosaic Co. (The)	763	37,364

NewMarket Corp.	1,149	174,499

Nitto Denko Corp. (Japan)	24,500	965,696

Nufarm, Ltd. (Australia) †	5,942	24,210

OM Group, Inc. †	12,828	333,143

Petronas Chemicals Group Bhd (Malaysia)	63,500	109,545

PolyOne Corp.	19,895	213,075

Potash Corp. of Saskatchewan, Inc. (Canada)	3,100	135,105

Potash Corp. of Saskatchewan, Inc. (Canada)	2,120	91,626

PPG Industries, Inc.	30,300	2,140,998

PT Astra Agro Lestari Tbk (Indonesia)	10,000	21,634

Rare Element Resources, Ltd. (Canada) † S	15,550	78,994

Rio Tinto PLC (United Kingdom)	24,373	1,078,399

Rio Tinto, Ltd. (Australia)	29,201	1,713,976

Sealed Air Corp.	31,400	524,380

Sinofert Holdings, Ltd. (China)	52,000	13,266

SLC Agricola SA (Brazil)	1,580	13,126

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,230	58,806

Syngenta AG (Switzerland) †	5,280	1,369,344

Taiwan Fertilizer Co., Ltd. (Taiwan)	11,000	26,635

Uralkali (Russia)	27,344	188,997

Vale Fertilizantes SA (Preference) (Brazil)	3,676	47,456

Vallourec SA (France)	958	55,001

Vilmorin & Cie (France)	173	16,925

Viterra, Inc. (Canada)	3,461	34,179

voestalpine AG (Austria)	15,135	439,410

W.R. Grace & Co. †	17,526	583,616

Weyerhaeuser Co. R	46,000	715,300

Wilmar International, Ltd. (Singapore)	11,000	43,676

Xstrata PLC (United Kingdom)	24,167	303,643

Yara International ASA (Norway)	1,151	44,061

Zijin Mining Group Co., Ltd. (China)	412,000	116,853

		27,913,850
Capital goods (2.6%)
ABB, Ltd. (Switzerland) †	66,406	1,135,315

AGCO Corp. †	1,729	59,772

Aisin Seiki Co., Ltd. (Japan)	15,200	505,284

American Axle & Manufacturing Holdings, Inc. †	8,571	65,397

Applied Industrial Technologies, Inc.	11,497	312,259

Autoliv, Inc. (Sweden)	14,700	712,950

AZZ, Inc.	2,240	86,845

Canon, Inc. (Japan)	19,900	901,440

Cascade Corp.	5,771	192,694

Changsha Zoomlion Heavy Industry Science and Technology
Development Co., Ltd. (China)	53,000	58,261

Chart Industries, Inc. †	8,142	343,348

COMMON STOCKS (39.3%)* cont.	Shares	Value

Capital goods cont.
Chongqing Machinery & Electric Co., Ltd. (China)	622,000	$87,676

CNH Global NV (Netherlands) †	1,314	34,479

Deere & Co.	1,040	67,153

Douglas Dynamics, Inc.	7,946	101,550

Dover Corp.	51,058	2,379,303

Ducommun, Inc.	2,119	31,743

Duoyuan Global Water, Inc. ADR (China) † F S	10,424	40,445

DXP Enterprises, Inc. †	6,956	130,981

Embraer SA ADR (Brazil)	2,900	73,573

Emerson Electric Co.	65,849	2,720,222

ESCO Technologies, Inc.	4,294	109,497

Esterline Technologies Corp. †	2,516	130,429

European Aeronautic Defense and Space Co. NV (France)	20,830	585,379

Exide Technologies †	14,712	58,848

Faurecia (France)	3,094	66,105

Franklin Electric Co., Inc.	4,682	169,863

Generac Holdings, Inc. †	3,530	66,399

Hitachi, Ltd. (Japan)	272,000	1,353,644

Honeywell International, Inc.	74,500	3,271,295

Invensys PLC (United Kingdom)	56,161	195,535

Kadant, Inc. †	3,536	62,799

Lindsay Corp.	1,771	95,280

LMI Aerospace, Inc. †	5,311	90,606

Lockheed Martin Corp.	37,274	2,707,583

LSB Industries, Inc. †	6,473	185,581

Meritor, Inc. †	5,262	37,150

Metso Corp. OYJ (Finland)	6,414	187,202

Mitsubishi Electric Corp. (Japan)	175,000	1,550,776

MTU Aero Engines Holding AG (Germany)	2,322	145,821

NACCO Industries, Inc. Class A	848	53,763

National Presto Industries, Inc.	1,098	95,427

Newport Corp. †	5,034	54,418

Parker Hannifin Corp.	39,000	2,462,070

Polypore International, Inc. †	5,426	306,678

Powell Industries, Inc. †	4,198	130,012

Raytheon Co.	58,100	2,374,547

Regal-Beloit Corp.	24,800	1,125,424

Rheinmetall AG (Germany)	2,429	114,109

Schneider Electric SA (France)	4,658	251,201

SembCorp Industries, Ltd. (Singapore)	140,000	361,612

Singapore Technologies Engineering, Ltd. (Singapore)	56,000	118,818

SKF AB Class B (Sweden)	43,671	826,306

Societe BIC SA (France)	4,741	404,072

Standard Motor Products, Inc.	10,330	133,980

Tetra Tech, Inc. †	9,348	175,182

Thomas & Betts Corp. †	7,857	313,573

COMMON STOCKS (39.3%)* cont.	Shares	Value

Capital goods cont.
TriMas Corp. †	16,445	$244,208

United Technologies Corp.	7,822	550,356

Valmont Industries, Inc.	4,761	371,072

Vinci SA (France)	4,576	196,821

Zebra Technologies Corp. Class A †	4,728	146,284

		31,920,415
Communication services (2.3%)
ADTRAN, Inc.	9,179	242,876

Allot Communications, Ltd. (Israel) †	5,713	55,702

American Tower Corp. Class A †	30,700	1,651,660

Aruba Networks, Inc. †	4,993	104,404

AT&T, Inc.	98,440	2,807,509

BCE, Inc. (Canada)	4,889	183,993

British Sky Broadcasting Group PLC (United Kingdom)	8,372	86,110

BroadSoft, Inc. †	3,051	92,598

BT Group PLC (United Kingdom)	435,203	1,168,747

China Mobile, Ltd. (China)	14,500	141,455

Cincinnati Bell, Inc. †	112,623	348,005

Deutsche Telekom AG (Germany)	28,794	339,280

DIRECTV Class A †	72,607	3,067,646

EchoStar Corp. Class A †	31,766	718,229

France Telecom SA (France)	33,689	553,352

GeoEye, Inc. †	4,236	120,091

HSN, Inc. †	3,650	120,925

IAC/InterActiveCorp. †	78,200	3,092,810

InterDigital, Inc.	1,713	79,792

Iridium Communications, Inc. † S	29,847	185,051

Kabel Deutschland Holding AG (Germany) †	6,817	368,086

Loral Space & Communications, Inc. †	3,439	172,294

MetroPCS Communications, Inc. †	29,100	253,461

NeuStar, Inc. Class A †	8,098	203,584

NII Holdings, Inc. †	68,399	1,843,353

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	28,900	1,389,765

NTELOS Holdings Corp.	9,771	173,240

NTT DoCoMo, Inc. (Japan)	391	713,170

Premiere Global Services, Inc. †	13,927	89,411

Qualcomm, Inc.	16,522	803,465

Tele2 AB Class B (Sweden)	16,529	303,452

Telecity Group PLC (United Kingdom) †	10,357	89,542

Telecom Corp. of New Zealand, Ltd. (New Zealand)	369,627	731,880

Telenet Group Holding NV (Belgium) †	5,877	215,681

USA Mobility, Inc.	9,701	128,053

Verizon Communications, Inc.	126,325	4,648,760

Virgin Media, Inc. (United Kingdom)	5,600	136,360

Vodafone Group PLC (United Kingdom)	216,280	559,531

		27,983,323

COMMON STOCKS (39.3%)* cont.	Shares	Value

Conglomerates (0.5%)
3M Co.	5,096	$365,842

General Electric Co.	222,682	3,393,674

Marubeni Corp. (Japan)	22,000	123,100

Mitsui & Co., Ltd. (Japan)	43,200	625,643

Siemens AG (Germany)	10,360	937,518

SPX Corp.	27,539	1,247,792

		6,693,569
Consumer cyclicals (5.1%)
99 Cents Only Stores †	8,270	152,333

Advance America Cash Advance Centers, Inc.	10,072	74,130

Advance Auto Parts, Inc.	24,900	1,446,690

Aeropostale, Inc. †	2,418	26,139

Alliance Data Systems Corp. † S	2,453	227,393

AMERCO †	729	45,526

ANN, Inc. †	10,789	246,421

Apollo Tyres, Ltd. (India)	118,560	132,697

Arbitron, Inc.	2,783	92,062

Asahi Diamond Industrial Co., Ltd. (Japan)	13,800	191,886

Ascena Retail Group, Inc. †	7,120	192,738

Audiovox Corp. Class A †	31,686	173,956

Bayerische Motoren Werke (BMW) AG (Germany)	3,454	229,248

Big Lots, Inc. †	9,226	321,342

Brunswick Corp.	10,825	151,983

Bunzl PLC (United Kingdom)	23,892	284,293

Burberry Group PLC (United Kingdom)	47,027	852,815

Cash America International, Inc.	3,374	172,614

Cato Corp. (The) Class A	3,436	77,516

Christian Dior SA (France)	3,845	430,866

Coach, Inc.	33,862	1,755,067

Compass Group PLC (United Kingdom)	51,060	413,650

Conn’s, Inc. † S	17,660	126,799

Ctrip.com Int’l, Ltd. ADR (China) †	3,700	118,992

Daimler AG (Registered Shares) (Germany)	8,899	394,837

Deluxe Corp.	12,079	224,669

DG FastChannel, Inc. †	5,602	94,954

Dillards, Inc. Class A	3,545	154,137

Dongfeng Motor Group Co., Ltd. (China)	36,000	47,726

DSW, Inc. Class A	10,734	495,696

Dun & Bradstreet Corp. (The)	24,900	1,525,374

Elders, Ltd. (Australia) †	35,584	9,843

Expedia, Inc.	58,000	1,493,500

Express, Inc.	5,717	115,998

EZCORP, Inc. Class A †	14,601	416,713

FelCor Lodging Trust, Inc. † R	33,136	77,207

Fiat Industrial SpA (Italy) †	11,816	88,252

Fiat SpA (Italy)	58,813	318,391

Finish Line, Inc. (The) Class A	15,857	316,981

COMMON STOCKS (39.3%)* cont.	Shares	Value

Consumer cyclicals cont.
First Cash Financial Services, Inc. †	1,287	$53,990

Foot Locker, Inc.	74,100	1,488,669

GameStop Corp. Class A † S	67,627	1,562,184

Genesco, Inc. †	3,721	191,743

Genting Bhd (Malaysia)	18,200	51,513

Global Payments, Inc.	8,145	328,977

GNC Holdings, Inc. Class A †	17,834	358,820

GOME Electrical Appliances Holdings, Ltd. (China)	283,000	64,427

Gordmans Stores, Inc. †	3,106	37,179

Harman International Industries, Inc.	27,100	774,518

Healthcare Services Group, Inc.	11,423	184,367

Helen of Troy, Ltd. (Bermuda) †	2,385	59,911

Hillenbrand, Inc.	12,671	233,146

Iconix Brand Group, Inc. †	7,417	117,189

Indofood Agri Resources, Ltd. (Singapore) †	6,000	5,569

Industria de Diseno Textil (Inditex) SA (Spain)	6,263	537,250

Interpublic Group of Companies, Inc. (The)	148,800	1,071,360

Intersections, Inc.	5,132	65,946

JB Hi-Fi, Ltd. (Australia) S	4,616	67,027

Jos. A. Bank Clothiers, Inc. †	3,457	161,200

Kimberly-Clark Corp.	48,300	3,429,783

Kingfisher PLC (United Kingdom)	141,832	544,660

Knology, Inc. †	26,743	347,124

La-Z-Boy, Inc. †	19,298	142,998

Leapfrog Enterprises, Inc. †	37,715	127,100

LG Corp. (South Korea)	1,930	96,208

Limited Brands, Inc.	64,800	2,495,448

LS Corp. (South Korea)	1,376	83,183

M6-Metropole Television (France)	11,803	192,276

Maidenform Brands, Inc. †	8,422	197,159

MasTec, Inc. †	11,212	197,443

Media Nusantara Citra Tbk PT (Indonesia)	463,500	53,088

Men’s Wearhouse, Inc. (The)	4,480	116,838

Moody’s Corp.	20,179	614,451

National CineMedia, Inc.	13,578	197,017

News Corp. Class A	60,504	935,997

Next PLC (United Kingdom)	35,236	1,381,747

Nissan Motor Co., Ltd. (Japan)	95,900	847,987

Nu Skin Enterprises, Inc. Class A	4,966	201,222

Omnicom Group, Inc.	58,300	2,147,772

OPAP SA (Greece)	24,655	250,577

Perry Ellis International, Inc. †	10,184	191,459

Peugeot SA (France)	30,706	654,407

Porsche Automobil Holding SE (Preference) (Germany)	6,514	312,350

PPR SA (France)	1,727	223,159

COMMON STOCKS (39.3%)* cont.	Shares	Value

Consumer cyclicals cont.
PVH Corp.	2,025	$117,936

R. R. Donnelley & Sons Co.	59,300	837,316

Randstad Holding NV (Netherlands)	3,104	99,184

Rent-A-Center, Inc.	4,000	109,800

Select Comfort Corp. †	9,771	136,501

Signet Jewelers, Ltd. (Bermuda) †	3,592	121,410

Sinclair Broadcast Group, Inc. Class A	31,408	225,195

Sonic Automotive, Inc. Class A	41,893	452,025

Sony Corp. (Japan)	44,100	846,830

Sotheby’s Holdings, Inc. Class A	2,758	76,038

Steven Madden, Ltd. †	14,404	433,560

Suzuki Motor Corp. (Japan)	29,300	644,907

Swire Pacific, Ltd. (Hong Kong)	80,500	826,854

Time Warner, Inc.	92,349	2,767,700

TJX Cos., Inc. (The)	54,900	3,045,303

TNS, Inc. †	12,174	228,871

Town Sports International Holdings, Inc. †	14,765	107,194

Trump Entertainment Resorts, Inc. F	180	765

TRW Automotive Holdings Corp. †	19,000	621,870

TUI Travel PLC (United Kingdom)	129,410	298,749

Valeo SA (France)	12,997	546,695

ValueClick, Inc. †	4,092	63,672

VF Corp.	17,746	2,156,494

Viacom, Inc. Class B	42,661	1,652,687

Volkswagen AG (Preference) (Germany)	3,498	463,562

Wal-Mart Stores, Inc.	104,902	5,444,414

Walt Disney Co. (The)	17,800	536,848

Warnaco Group, Inc. (The) †	6,240	287,602

Williams-Sonoma, Inc.	39,300	1,210,047

WPP PLC (Ireland)	40,621	375,298

Yamada Denki Co., Ltd. (Japan)	1,500	104,788

		61,947,987
Consumer staples (4.2%)
AFC Enterprises †	36,860	436,054

Ajinomoto Co., Inc. (Japan)	24,000	284,000

American Greetings Corp. Class A	7,015	129,778

Anheuser-Busch InBev NV (Belgium)	17,275	917,691

Associated British Foods PLC (United Kingdom)	7,470	128,352

Avis Budget Group, Inc. †	24,411	236,054

Beacon Roofing Supply, Inc. †	12,925	206,671

BRF — Brasil Foods SA ADR (Brazil)	1,989	34,867

Brinker International, Inc.	13,677	286,123

British American Tobacco (BAT) PLC (United Kingdom)	11,543	490,144

Bunge, Ltd.	805	46,923

Carlsberg A/S Class B (Denmark)	1,732	102,910

CEC Entertainment, Inc.	1,649	46,947

Chaoda Modern Agriculture Holdings, Ltd. (China)	58,000	7,715

COMMON STOCKS (39.3%)* cont.	Shares	Value

Consumer staples cont.
Cheesecake Factory, Inc. (The) †	3,481	$85,807

Chiquita Brands International, Inc. †	700	5,838

Coca-Cola Bottling Co. Consolidated	1,578	87,516

Coca-Cola Co. (The)	38,500	2,601,060

Core-Mark Holding Co., Inc. †	4,052	124,113

Corn Products International, Inc.	830	32,569

Costco Wholesale Corp.	10,100	829,412

CVS Caremark Corp.	53,000	1,779,740

Danone (France)	6,248	385,156

Darling International, Inc. †	7,017	88,344

DeNA Co., Ltd. (Japan)	4,400	184,182

DineEquity, Inc. †	8,030	309,075

Domino’s Pizza, Inc. †	10,749	292,910

Dr. Pepper Snapple Group, Inc.	70,100	2,718,478

Elizabeth Arden, Inc. †	12,608	358,572

Energizer Holdings, Inc. †	14,970	994,607

Genuine Parts Co.	38,000	1,930,400

Geo Group, Inc. (The) †	11,817	219,324

Glanbia PLC (Ireland)	2,493	14,842

Heineken Holding NV (Netherlands)	8,698	336,084

Henkel AG & Co. KGaA (Germany)	2,964	157,759

Imperial Tobacco Group PLC (United Kingdom)	2,699	91,313

IOI Corp. Bhd (Malaysia)	21,500	31,060

Jack in the Box, Inc. †	6,530	130,078

Japan Tobacco, Inc. (Japan)	248	1,157,714

Kao Corp. (Japan)	18,600	517,690

Kerry Group PLC Class A (Ireland)	24,752	868,037

Koninklijke Ahold NV (Netherlands)	85,187	1,003,327

Kroger Co. (The)	63,600	1,396,656

Kuala Lumpur Kepong Bhd (Malaysia)	5,100	33,268

Lawson, Inc. (Japan)	3,700	209,249

Lincoln Educational Services Corp.	4,934	39,916

Lorillard, Inc.	13,800	1,527,660

Maple Leaf Foods, Inc. (Canada)	1,612	17,571

McDonald’s Corp.	13,900	1,220,698

MEIJI Holdings Co., Ltd. (Japan)	7,200	341,236

MWI Veterinary Supply, Inc. †	1,748	120,297

Nestle SA (Switzerland)	14,087	775,222

Nippon Meat Packers, Inc. (Japan)	81,000	1,052,749

Olam International, Ltd. (Singapore)	104,045	177,555

Omega Protein Corp. †	8,646	78,506

Papa John’s International, Inc. †	3,350	101,840

PepsiCo, Inc.	27,127	1,679,161

Philip Morris International, Inc.	70,278	4,383,942

Prestige Brands Holdings, Inc. †	14,715	133,171

Procter & Gamble Co. (The)	62,340	3,938,641

COMMON STOCKS (39.3%)* cont.	Shares	Value
Consumer staples cont.
PT Perusahaan Perkebunan London Sumatra Indonesia
Tbk (Indonesia)	77,000	$17,643

Rakuten, Inc. (Japan)	243	283,933

Reckitt Benckiser Group PLC (United Kingdom)	33,743	1,709,060

Safeway, Inc.	123,704	2,057,198

Sally Beauty Holdings, Inc. †	9,122	151,425

Shutterfly, Inc. †	1,278	52,628

Smithfield Foods, Inc. †	907	17,687

Spartan Stores, Inc.	6,906	106,905

Spectrum Brands Holdings, Inc. †	4,543	107,306

Suedzucker AG (Germany)	5,542	157,516

Tate & Lyle PLC (United Kingdom)	2,830	27,428

Tesco PLC (United Kingdom)	27,241	159,636

Tyson Foods, Inc. Class A	1,587	27,550

Unilever NV (Netherlands)	24,220	768,434

Unilever PLC (United Kingdom)	4,469	140,251

USANA Health Sciences, Inc. †	3,163	86,983

W.W. Grainger, Inc. S	20,700	3,095,478

Walgreen Co.	46,700	1,535,963

WM Morrison Supermarkets PLC (United Kingdom)	60,013	271,106

Wolseley PLC (Switzerland)	47,451	1,183,366

Yamazaki Baking Co., Inc. (Japan)	54,000	820,257

Zhongpin, Inc. (China) †	14,600	110,960

		50,805,287
Energy (3.9%)
BG Group PLC (United Kingdom)	49,130	937,258

BP PLC (United Kingdom)	144,962	871,058

Cairn Energy PLC (United Kingdom) †	11,112	48,246

Caltex Australia, Ltd. (Australia)	38,511	397,903

Cameron International Corp. †	65,600	2,725,024

Canadian Natural Resources, Ltd. (Canada)	9,800	288,837

Chevron Corp.	41,263	3,817,653

Cimarex Energy Co.	35,500	1,977,350

Clayton Williams Energy, Inc. † S	2,480	106,169

Compagnie Generale de Geophysique-Veritas (France) †	27,197	478,369

Complete Production Services, Inc. †	10,760	202,826

Compton Petroleum Corp. (Canada) †	12,497	74,667

ConocoPhillips	19,703	1,247,594

Contango Oil & Gas Co. †	3,043	166,483

CVR Energy, Inc. †	10,772	227,720

Deepocean Group (Shell) (acquired 6/9/11,
cost $122,268) (Norway) ‡	8,432	118,048

Energy Partners, Ltd. †	11,675	129,242

ENI SpA (Italy)	39,083	687,859

Exxon Mobil Corp.	145,305	10,553,502

First Solar, Inc. † S	2,104	132,994

Gazprom OAO ADR (Russia)	17,300	165,215

COMMON STOCKS (39.3%)* cont.	Shares	Value

Energy cont.
Halliburton Co.	102,381	$3,124,668

Helix Energy Solutions Group, Inc. †	22,287	291,960

Hidili Industry International Development, Ltd. (China)	177,000	50,037

Inpex Corp. (Japan)	84	517,944

Marathon Oil Corp.	54,400	1,173,952

Marathon Petroleum Corp.	27,150	734,679

Murphy Oil Corp.	44,700	1,973,952

Nexen, Inc. (Canada)	8,036	125,466

Occidental Petroleum Corp.	6,008	429,572

Oceaneering International, Inc.	72,900	2,576,286

Peabody Energy Corp.	57,900	1,961,652

Petrofac, Ltd. (United Kingdom)	16,124	298,856

Petroleo Brasileiro SA ADR (Brazil)	3,400	76,330

Petroquest Energy, Inc. † S	7,360	40,480

Rosetta Resources, Inc. † S	14,242	487,361

Royal Dutch Shell PLC Class B (United Kingdom)	50,868	1,582,837

Schlumberger, Ltd.	11,700	698,841

Stallion Oilfield Holdings, Ltd.	923	30,459

Statoil ASA (Norway)	59,358	1,273,129

Stone Energy Corp. †	20,440	331,332

Swift Energy Co. †	6,332	154,121

Technip SA (France)	4,969	398,327

TETRA Technologies, Inc. †	10,915	84,264

Total SA (France)	8,753	386,574

Tullow Oil PLC (United Kingdom)	21,723	441,537

Unit Corp. †	3,846	141,994

Vaalco Energy, Inc. †	21,293	103,484

Valero Energy Corp.	148,400	2,638,552

W&T Offshore, Inc.	10,290	141,590

Walter Energy, Inc.	8,171	490,342

Western Refining, Inc. †	9,061	112,900

		48,227,495
Financials (5.9%)
3i Group PLC (United Kingdom)	56,402	164,372

ACE, Ltd.	5,239	317,483

Affiliated Managers Group †	15,000	1,170,750

Aflac, Inc.	30,000	1,048,500

Agree Realty Corp. R	6,979	152,003

AIA Group, Ltd. (Hong Kong)	150,400	425,823

Allianz SE (Germany)	6,357	599,204

Allied World Assurance Co. Holdings AG	29,323	1,574,938

American Capital Agency Corp. R	4,638	125,690

American Equity Investment Life Holding Co.	21,263	186,051

American Express Co.	27,600	1,239,240

American Financial Group, Inc.	4,960	154,107

American Safety Insurance Holdings, Ltd. †	10,683	196,567

Annaly Capital Management, Inc. R	86,900	1,445,147

COMMON STOCKS (39.3%)* cont.	Shares	Value

Financials cont.
Anworth Mortgage Asset Corp. R	17,350	$117,980

Arch Capital Group, Ltd. †	14,996	489,994

Arlington Asset Investment Corp. Class A	4,492	108,033

Ashford Hospitality Trust, Inc. R	16,862	118,371

Aspen Insurance Holdings, Ltd.	6,794	156,534

Assurant, Inc.	34,300	1,227,940

Assured Guaranty, Ltd. (Bermuda)	35,051	385,210

Australia & New Zealand Banking Group, Ltd. (Australia)	84,071	1,565,278

AvalonBay Communities, Inc. R	4,600	524,630

Aviva PLC (United Kingdom)	19,453	92,086

AXA SA (France)	21,323	277,325

Banca Monte dei Paschi di Siena SpA (Italy)	276,191	153,943

Banco Bradesco SA ADR (Brazil)	19,384	286,689

Banco Latinoamericano de Exportaciones SA Class E (Panama)	15,447	235,258

Banco Santander Central Hispano SA (Spain)	14,866	121,734

Bank of America Corp.	239,934	1,468,396

Bank of Marin Bancorp.	2,760	91,190

Bank of the Ozarks, Inc.	15,508	324,582

Barclays PLC (United Kingdom)	459,273	1,129,496

Barratt Developments PLC (United Kingdom) †	88,531	107,388

Berkshire Hathaway, Inc. Class B †	29,400	2,088,576

BNP Paribas SA (France)	26,414	1,047,285

Broadridge Financial Solutions, Inc.	86,500	1,742,110

Cardtronics, Inc. †	7,277	166,789

CBL & Associates Properties, Inc. R	16,706	189,780

CBOE Holdings, Inc.	6,821	166,910

CFS Retail Property Trust (Australia) R	78,374	131,790

Cheung Kong Holdings, Ltd. (Hong Kong)	18,000	192,193

China Construction Bank Corp. (China)	786,000	469,160

Chubb Corp. (The)	15,300	917,847

Citigroup, Inc.	92,263	2,363,778

Citizens & Northern Corp.	8,315	123,561

CNO Financial Group, Inc. †	28,769	155,640

Commerzbank AG (Germany) †	49,744	125,434

CommonWealth REIT R	28,377	538,312

Community Bank System, Inc.	6,173	140,065

CubeSmart R	11,021	94,009

DBS Group Holdings, Ltd. (Singapore)	16,000	143,574

Deutsche Bank AG (Germany)	13,698	478,068

Dexus Property Group (Australia)	122,929	97,207

DFC Global Corp. †	6,749	147,466

DnB NOR ASA (Norway)	13,158	131,860

E*Trade Financial Corp. †	17,261	157,248

East West Bancorp, Inc.	18,728	279,234

Education Realty Trust, Inc. R	10,798	92,755

Endurance Specialty Holdings, Ltd. (Bermuda)	25,800	881,070

COMMON STOCKS (39.3%)* cont.	Shares	Value

Financials cont.
Equity Residential Trust R	9,800	$508,326

Extra Space Storage, Inc. R	5,532	103,061

Fifth Third Bancorp	86,800	876,680

Financial Institutions, Inc.	8,562	122,094

First Financial Bancorp	9,580	132,204

First Industrial Realty Trust † R	11,636	93,088

Flagstone Reinsurance Holdings SA (Luxembourg)	15,445	119,699

Flushing Financial Corp.	14,955	161,514

Glimcher Realty Trust R	24,494	173,418

Goldman Sachs Group, Inc. (The)	11,249	1,063,593

Hang Lung Group, Ltd. (Hong Kong)	114,000	579,155

Hartford Financial Services Group, Inc. (The)	80,900	1,305,726

Heartland Financial USA, Inc.	5,752	81,563

Henderson Land Development Co., Ltd. (Hong Kong)	20,000	88,752

Home Bancshares, Inc.	6,382	135,426

HSBC Holdings PLC (London Exchange) (United Kingdom)	180,614	1,379,037

Hudson City Bancorp, Inc.	120,100	679,766

Huntington Bancshares, Inc.	140,700	675,360

Industrial and Commercial Bank of China, Ltd. (China)	191,000	92,353

ING Groep NV GDR (Netherlands) †	56,365	397,364

Interactive Brokers Group, Inc. Class A	7,918	110,298

International Bancshares Corp.	11,254	147,990

Intesa Sanpaolo SpA (Italy)	438,220	685,874

Invesco Mortgage Capital, Inc. R	6,418	90,686

Israel Corp., Ltd. (The) (Israel)	894	578,053

JPMorgan Chase & Co.	113,998	3,433,620

Julius Baer Group, Ltd. (Switzerland) †	2,867	95,647

KB Financial Group, Inc. (South Korea)	7	229

Kinnevik Investment AB Class B (Sweden)	26,684	496,425

Lexington Realty Trust R	25,717	168,189

Lloyds Banking Group PLC (United Kingdom) †	1,610,227	855,400

LSR Group OJSC GDR (Russia)	18,301	66,541

LTC Properties, Inc. R	9,244	234,058

Macquarie Group, Ltd. (Australia)	3,815	81,815

Maiden Holdings, Ltd. (Bermuda)	14,221	105,093

MainSource Financial Group, Inc.	12,762	111,285

MarketAxess Holdings, Inc.	1,627	42,335

Merchants Bancshares, Inc.	3,897	104,362

MFA Financial, Inc. R	14,680	103,054

Mission West Properties R	12,235	92,864

Mitsubishi Estate Co., Ltd. (Japan)	16,000	259,098

Mitsubishi UFJ Financial Group, Inc. (Japan)	86,700	389,907

Mizuho Financial Group, Inc. (Japan)	557,960	806,354

Morgan Stanley	85,000	1,147,500

Nasdaq OMX Group, Inc. (The) †	50,300	1,163,942

National Australia Bank, Ltd. (Australia)	28,693	611,152

COMMON STOCKS (39.3%)* cont.	Shares	Value

Financials cont.
National Bank of Canada (Canada)	3,156	$211,277

National Financial Partners Corp. †	6,942	75,945

National Health Investors, Inc. R	9,700	408,661

Nelnet, Inc. Class A	7,788	146,259

Newcastle Investment Corp. R	33,038	134,465

Omega Healthcare Investors, Inc. R	6,981	111,207

Oriental Financial Group (Puerto Rico)	10,788	104,320

ORIX Corp. (Japan)	6,660	519,316

Persimmon PLC (United Kingdom)	32,923	232,994

Ping An Insurance (Group) Co. of China, Ltd. (China)	33,000	184,512

PNC Financial Services Group, Inc.	52,300	2,520,337

Popular, Inc. (Puerto Rico) †	51,826	77,739

Portfolio Recovery Associates, Inc. †	1,694	105,401

Protective Life Corp.	6,625	103,549

Prudential PLC (United Kingdom)	56,938	488,234

PS Business Parks, Inc. R	4,428	219,363

Rayonier, Inc. R	65,450	2,407,906

RenaissanceRe Holdings, Ltd.	10,725	684,255

Republic Bancorp, Inc. Class A	3,083	54,600

Rossi Residencial SA (Brazil)	37,700	175,707

Saul Centers, Inc. R	3,343	113,027

Sberbank of Russia ADR (Russia) †	31,118	271,433

Sberbank OJSC (Russia)	36,172	78,222

SCOR (France)	5,096	110,047

Simon Property Group, Inc. R	8,400	923,832

Soho China, Ltd. (China)	196,000	121,821

Southside Bancshares, Inc.	10,035	180,730

Standard Chartered PLC (United Kingdom)	29,890	597,677

Starwood Property Trust, Inc. R	4,983	85,508

State Street Corp.	17,500	562,800

Swiss Life Holding AG (Switzerland) †	5,477	599,317

Swiss Re AG (Switzerland) †	4,425	206,176

Symetra Financial Corp.	14,303	116,569

Tokio Marine Holdings, Inc. (Japan)	36,700	930,835

Transatlantic Holdings, Inc.	2,251	109,219

Travelers Cos., Inc. (The)	13,400	652,982

U.S. Bancorp	72,900	1,716,066

Universal Health Realty Income Trust R	2,159	72,564

Urstadt Biddle Properties, Inc. Class A R	6,889	110,017

Virginia Commerce Bancorp, Inc. †	20,960	123,035

Warsaw Stock Exchange (Poland)	5,949	76,096

Washington Banking Co.	8,177	79,562

Webster Financial Corp.	6,496	99,389

Wells Fargo & Co.	76,779	1,851,909

Westfield Retail Trust (Australia) R	179,440	417,312

Westpac Banking Corp. (Australia)	33,870	652,632

COMMON STOCKS (39.3%)* cont.	Shares	Value

Financials cont.
Wheelock and Co., Ltd. (Hong Kong)	62,000	$181,303

World Acceptance Corp. †	2,607	145,862

		71,745,592
Health care (4.9%)
Abbott Laboratories	19,200	981,888

Aetna, Inc.	63,573	2,310,879

Air Methods Corp. †	1,258	80,097

Akorn, Inc. †	8,815	68,845

Allergan, Inc.	40,700	3,352,866

Amedisys, Inc. †	2,092	31,003

AmerisourceBergen Corp.	50,200	1,870,954

AmSurg Corp. †	5,812	130,770

Astellas Pharma, Inc. (Japan)	14,800	558,661

AstraZeneca PLC (United Kingdom)	39,395	1,747,468

AVEO Pharmaceuticals, Inc. †	5,791	89,123

Bayer AG (Germany)	1,898	104,482

BioMarin Pharmaceuticals, Inc. †	4,345	138,475

BioMerieux (France)	4,569	398,941

Biotest AG (Preference) (Germany)	2,652	129,350

Cardinal Health, Inc.	54,200	2,269,896

Centene Corp. †	6,589	188,907

Coloplast A/S Class B (Denmark)	2,061	297,969

Computer Programs & Systems, Inc.	2,502	165,507

Conmed Corp. †	11,707	269,378

Cooper Companies, Inc. (The)	3,483	275,679

Cubist Pharmaceuticals, Inc. †	9,683	342,004

Elan Corp. PLC ADR (Ireland) †	53,342	561,691

Eli Lilly & Co.	63,490	2,347,225

Endo Pharmaceuticals Holdings, Inc. †	10,540	295,015

Forest Laboratories, Inc. †	81,432	2,507,291

Gentiva Health Services, Inc. †	4,054	22,378

Gilead Sciences, Inc. †	87,200	3,383,360

GlaxoSmithKline PLC (United Kingdom)	73,565	1,521,634

Greatbatch, Inc. †	5,906	118,179

Grifols SA (Spain) †	9,871	184,955

Health Net, Inc. †	31,000	735,010

HealthSpring, Inc. †	4,544	165,674

Healthways, Inc. †	6,629	65,163

Hi-Tech Pharmacal Co., Inc. †	5,426	182,314

Human Genome Sciences, Inc. †	6,436	81,673

Humana, Inc.	29,400	2,138,262

Impax Laboratories, Inc. †	11,684	209,260

InterMune, Inc. †	4,209	85,022

ISTA Pharmaceuticals, Inc. †	28,409	98,011

Jazz Pharmaceuticals, Inc. †	17,142	711,736

Johnson & Johnson	58,080	3,700,277

Kensey Nash Corp. †	5,902	144,599

COMMON STOCKS (39.3%)* cont.	Shares	Value

Health care cont.
Kindred Healthcare, Inc. †	9,630	$83,011

Laboratory Corp. of America Holdings †	18,400	1,454,520

Lincare Holdings, Inc.	4,911	110,498

Magellan Health Services, Inc. †	6,461	312,066

Medco Health Solutions, Inc. †	48,900	2,292,921

Medicines Co. (The) †	6,584	97,970

Medicis Pharmaceutical Corp. Class A	5,984	218,296

Merck & Co., Inc.	53,499	1,749,952

Metropolitan Health Networks, Inc. †	15,442	70,107

Mitsubishi Tanabe Pharma (Japan)	28,500	528,636

Molina Healthcare, Inc. †	9,381	144,843

Momenta Pharmaceuticals, Inc. †	3,805	43,758

Neurocrine Biosciences, Inc. †	14,862	88,875

Novartis AG (Switzerland)	28,726	1,604,956

Omnicare, Inc.	12,742	324,029

Onyx Pharmaceuticals, Inc. †	3,336	100,113

OraSure Technologies, Inc. †	46,114	367,067

Orion Oyj Class B (Finland)	11,501	231,902

Par Pharmaceutical Cos., Inc. †	17,594	468,352

Pfizer, Inc.	155,023	2,740,807

Questcor Pharmaceuticals, Inc. †	4,035	109,994

Roche Holding AG (Switzerland)	3,418	550,501

RTI Biologics, Inc. †	40,288	132,548

Salix Pharmaceuticals, Ltd. †	3,457	102,327

Sanofi (France)	31,940	2,100,674

Sanofi CVR (France) †	94,800	100,488

Sciclone Pharmaceuticals, Inc. †	12,414	47,297

Sequenom, Inc. †	18,521	94,272

Sirona Dental Systems, Inc. †	2,599	110,224

SonoSite, Inc. †	8,542	259,164

Spectrum Pharmaceuticals, Inc. †	7,285	55,585

STAAR Surgical Co. †	14,308	111,602

Suzuken Co., Ltd. (Japan)	9,900	265,878

Synthes, Inc. (Switzerland)	2,672	432,513

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	12,444	463,166

Thoratec Corp. †	3,541	115,578

United Therapeutics Corp. †	2,181	81,766

UnitedHealth Group, Inc.	85,576	3,946,765

Viropharma, Inc. †	19,873	359,105

Waters Corp. †	34,000	2,566,660

Watson Pharmaceuticals, Inc. †	6,588	449,631

WellCare Health Plans, Inc. †	2,538	96,393

		60,646,681
Technology (5.6%)
Acacia Research — Acacia Technologies (Tracking Stock) †	6,396	230,192

Accenture PLC Class A	48,600	2,560,248

Acme Packet, Inc. †	1,878	79,984

COMMON STOCKS (39.3%)* cont.	Shares	Value

Technology cont.
Actuate Corp. †	35,874	$198,024

Aixtron SE (Germany) S	6,966	101,525

Altek Corp. (Taiwan)	78,474	78,088

Amdocs, Ltd. (United Kingdom) †	36,836	998,992

Amkor Technologies, Inc. †	12,618	55,014

Analog Devices, Inc.	35,600	1,112,500

Anixter International, Inc.	5,280	250,483

Apple, Inc. †	30,383	11,581,392

Applied Materials, Inc.	261,400	2,705,490

Asustek Computer, Inc. (Taiwan)	20,960	156,537

Baidu, Inc. ADR (China) †	1,200	128,292

Brooks Automation, Inc.	10,925	89,039

CA, Inc.	55,800	1,083,078

CACI International, Inc. Class A †	2,266	113,164

Cavium, Inc. †	1,884	50,887

Ceva, Inc. †	5,318	129,281

Cirrus Logic, Inc. †	8,889	131,024

Cisco Systems, Inc.	117,058	1,813,228

Coherent, Inc. †	1,329	57,094

Computershare, Ltd. (Australia)	15,554	111,035

Cypress Semiconductor Corp. †	8,114	121,467

Dell, Inc. †	152,724	2,161,045

DST Systems, Inc.	5,284	231,598

EnerSys †	9,119	182,562

Entegris, Inc. †	28,400	181,192

Entropic Communications, Inc. †	39,955	165,014

F-Secure OYJ (Finland)	21,826	56,940

F5 Networks, Inc. †	1,429	101,530

Fair Isaac Corp.	10,856	236,986

Fairchild Semiconductor Intl., Inc. †	18,314	197,791

FEI Co. †	10,186	305,173

Fujitsu, Ltd. (Japan)	196,000	923,869

Gemalto NV (Netherlands)	3,223	153,911

Google, Inc. Class A †	4,758	2,447,420

GT Advanced Technologies, Inc. †	10,617	74,531

Harris Corp.	59,300	2,026,281

Hewlett-Packard Co.	87,828	1,971,739

Hollysys Automation Technologies, Ltd. (China) † S	14,400	84,096

Hon Hai Precision Industry Co., Ltd. (Taiwan)	25,100	56,031

IBM Corp.	29,915	5,236,022

Infineon Technologies AG (Germany)	50,396	371,763

Infospace, Inc. †	8,025	67,089

Integrated Silicon Solutions, Inc. †	5,191	40,542

Intel Corp.	103,241	2,202,131

KEMET Corp. †	9,623	68,804

Konami Corp. (Japan)	11,700	393,061

COMMON STOCKS (39.3%)* cont.	Shares	Value

Technology cont.
L-3 Communications Holdings, Inc.	33,300	$2,063,601

Lenovo Group, Ltd. (China)	554,000	370,543

Lexmark International, Inc. Class A †	3,729	100,795

LTX-Credence Corp. †	10,154	53,715

Magma Design Automation, Inc. †	31,223	142,065

Manhattan Associates, Inc. †	2,787	92,194

Microsoft Corp.	301,260	7,498,361

MicroStrategy, Inc. †	1,709	194,946

Monotype Imaging Holdings, Inc. †	12,593	152,753

Murata Manufacturing Co., Ltd. (Japan)	3,600	194,347

Nanometrics, Inc. †	6,134	88,943

NCI, Inc. †	135	1,611

NIC, Inc.	7,265	83,184

Nokia OYJ (Finland)	18,682	106,000

Nova Measuring Instruments, Ltd. (Israel) †	18,541	99,565

Novellus Systems, Inc. †	34,100	929,566

Omnivision Technologies, Inc. †	6,396	89,800

Oracle Corp.	59,549	1,711,438

Pace PLC (United Kingdom)	57,759	85,407

PC-Tel, Inc. †	6,137	37,743

Photronics, Inc. †	20,555	102,364

Plantronics, Inc.	3,331	94,767

Polycom, Inc. †	10,516	193,179

QLogic Corp. †	116,716	1,479,959

RF Micro Devices, Inc. †	37,292	236,431

Rohm Co., Ltd. (Japan)	2,900	150,813

Samsung Electronics Co., Ltd. (South Korea)	291	203,849

SanDisk Corp. †	2,700	108,945

SAP AG (Germany)	6,628	338,432

Seagate Technology	77,200	793,616

Silicon Graphics International Corp. †	6,053	72,152

Skyworks Solutions, Inc. †	5,936	106,492

Skyworth Digital Holdings, Ltd. (China)	444,000	150,339

Sourcefire, Inc. † S	7,717	206,507

STEC, Inc. †	19,127	193,948

Synchronoss Technologies, Inc. † S	4,899	122,034

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	33,000	74,770

Tech Data Corp. †	9,178	396,765

TeleCommunication Systems, Inc. Class A †	29,858	103,010

Telefonaktiebolaget LM Ericsson Class B (Sweden)	21,508	206,903

Tencent Holdings, Ltd. (China)	5,500	112,854

Teradata Corp. †	41,300	2,210,789

Teradyne, Inc. † S	132,800	1,462,128

TIBCO Software, Inc. †	11,679	261,493

Trend Micro, Inc. (Japan)	9,500	296,704

TTM Technologies, Inc. †	12,268	116,669

COMMON STOCKS (39.3%)* cont.	Shares	Value

Technology cont.
Unimicron Technology Corp. (Taiwan)	128,000	$179,413

Unisys Corp. †	2,725	42,755

Verint Systems, Inc. †	6,584	173,093

Websense, Inc. †	3,246	56,156

Western Digital Corp. †	33,600	864,192

Zix Corp. †	8,376	22,364

		69,103,641
Transportation (0.5%)
AirAsia Bhd (Malaysia)	185,900	169,265

Alaska Air Group, Inc. †	5,179	291,526

Alexander & Baldwin, Inc.	7,400	270,322

Central Japan Railway Co. (Japan)	141	1,229,261

ComfortDelgro Corp., Ltd. (Singapore)	255,000	253,763

Deutsche Post AG (Germany)	11,070	141,720

Genesee & Wyoming, Inc. Class A †	7,044	327,687

Hitachi Transport System, Ltd. (Japan)	11,700	216,660

International Consolidated Airlines Group SA
(United Kingdom) †	74,707	176,193

United Continental Holdings, Inc. †	85,300	1,653,114

US Airways Group, Inc. † S	19,300	106,150

Wabtec Corp.	2,565	135,612

Yangzijiang Shipbuilding Holdings, Ltd. (China)	946,000	631,137

		5,602,410
Utilities and power (1.5%)
AES Corp. (The) †	128,979	1,258,835

Alliant Energy Corp.	19,123	739,678

Ameren Corp.	18,200	541,814

American Electric Power Co., Inc.	21,363	812,221

Atco, Ltd. Class I (Canada)	4,000	237,203

Centrica PLC (United Kingdom)	88,972	409,746

China Resources Power Holdings Co., Ltd. (China)	102,000	153,992

China WindPower Group, Ltd. (China) †	2,070,000	96,128

Chubu Electric Power, Inc. (Japan)	7,500	141,114

CMS Energy Corp.	36,200	716,398

DPL, Inc.	40,256	1,213,316

Electric Power Development Co. (Japan)	10,900	321,388

Enel SpA (Italy)	105,212	466,278

Energias de Portugal (EDP) SA (Portugal)	273,610	841,762

Entergy Corp.	16,400	1,087,156

Exelon Corp.	69,900	2,978,439

Fortum OYJ (Finland)	11,149	262,266

GDF Suez (France)	4,610	137,947

International Power PLC (United Kingdom)	16,555	78,567

NRG Energy, Inc. †	39,100	829,311

Public Power Corp. SA (Greece)	9,765	78,249

Red Electrica Corp. SA (Spain)	24,771	1,132,309

RWE AG (Germany)	5,312	195,931

TECO Energy, Inc.	114,500	1,961,385

COMMON STOCKS (39.3%)* cont.	Shares	Value

Utilities and power cont.
Toho Gas Co., Ltd. (Japan)	41,000	$269,323

Tokyo Gas Co., Ltd. (Japan)	25,000	116,519

Westar Energy, Inc. S	26,357	696,364

		17,773,639

Total common stocks (cost $483,301,565)		$480,363,889

CORPORATE BONDS AND NOTES (18.1%)*	Principal amount	Value

Basic materials (1.3%)
Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013	$190,000	$194,614

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	135,000	169,933

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	94,721

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	665,000	757,590

Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017	335,000	271,350

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018	340,000	307,700

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2019 (Canada)	460,000	565,259

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)	30,000	19,500

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)	120,000	124,050

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	235,000	231,475

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.347s, 2013 (Netherlands)	105,000	93,450

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019	285,000	297,825

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	425,000	544,408

Dynacast International, LLC/Dynacast Finance, Inc. 144A
notes 9 1/4s, 2019	75,000	70,313

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	548,006

E.I. du Pont de Nemours & Co. sr. unsec. notes FRN 0.778s, 2014	115,000	115,350

Exopack Holding Corp. 144A sr. notes 10s, 2018	185,000	172,975

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	475,000	475,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)	200,000	189,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	335,000	309,875

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017 (Indonesia)	1,617,000	1,732,211

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	125,000	91,563

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	220,000	181,500

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021	145,000	138,838

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020	265,000	257,713

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount		Value

Basic materials cont.
INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$155,000	$152,675

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	135,000	125,542

International Paper Co. sr. unsec. notes 7.95s, 2018		$505,000	583,289

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		310,000	420,423

Lyondell Chemical Co. sr. notes 11s, 2018		874,584	944,551

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		278,000	299,545

Momentive Performance Materials, Inc. notes 9s, 2021		430,000	294,550

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014 (In default) †		215,000	159,638

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		185,000	182,688

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		55,000	53,488

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		445,000	436,100

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		268,000	263,310

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) F †		295,000	—

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	70,000	97,223

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$275,000	288,063

Pregis Corp. company guaranty notes FRN 6.605s, 2013	EUR	50,000	60,467

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$165,000	150,150

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)		395,000	531,578

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 3 1/2s, 2020 (Australia)		135,000	132,748

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		300,000	383,289

Sealed Air Corp. 144A sr. unsec. notes 8 3/8s, 2021 Δ		100,000	101,000

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s,
2015 (Ireland)	EUR	5,000	6,232

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$200,000	192,000

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		55,000	50,050

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		265,000	282,225

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		315,000	330,750

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		286,000	284,570

Styrolution GmbH 144A sr. notes 7 5/8s, 2016 (Germany)	EUR	115,000	114,002

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		$260,000	305,656

Thompson Creek Metals Co., Inc. 144A company
guaranty sr. notes 7 3/8s, 2018 (Canada)		130,000	117,000

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		305,000	298,900

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		275,000	262,625

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		175,000	120,750

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)		180,000	197,906

			16,177,202

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount		Value

Capital goods (0.9%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017		$595,000	$635,906

Allison Transmission 144A company guaranty 11s, 2015		270,000	279,450

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		420,000	428,400

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		135,000	126,900

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017		15,000	14,100

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		245,000	254,800

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	200,000	249,709

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$75,000	78,563

Berry Plastics Corp. company guaranty notes FRN 4.222s, 2014		170,000	142,800

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		155,000	131,750

Berry Plastics Corp. notes 9 3/4s, 2021		195,000	165,750

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		770,000	873,166

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		240,000	242,400

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		110,000	110,000

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	60,000	77,855

Graham Packaging Co., LP/GPC Capital Corp. company
guaranty sr. unsec. notes 8 1/4s, 2017		$120,000	120,750

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041		315,000	379,514

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021		255,000	282,065

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		390,000	407,796

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		480,000	477,600

Kratos Defense & Security Solutions, Inc. 144A company
guaranty sr. notes 10s, 2017		20,000	19,900

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		906,000	1,142,945

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		415,000	381,800

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		165,000	165,825

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		135,000	142,682

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 3/4s, 2016		135,000	135,338

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019		190,000	176,700

Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019		105,000	89,250

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. notes 7 7/8s, 2019		100,000	96,500

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A sr. unsec.
notes 9 7/8s, 2019		100,000	88,000

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Capital goods cont.
Ryerson Holding Corp. sr. disc. notes zero %, 2015	$105,000	$46,463

Ryerson, Inc. company guaranty sr. notes 12s, 2015	520,000	520,000

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	405,000	469,414

Tenneco, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015	135,000	137,700

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	110,000	110,550

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	203,700

Terex Corp. sr. unsec. sub. notes 8s, 2017	435,000	384,975

Thermadyne Holdings Corp. company guaranty sr. notes
9s, 2017	400,000	392,000

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017	221,000	229,840

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	330,000	335,775

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	851,023

		11,599,654
Communication services (2.1%)
Adelphia Communications Corp. escrow bonds zero %, 2012	270,000	432

AMC Networks, Inc. 144A company guaranty sr. unsec
notes 7 3/4s, 2021	105,000	107,625

America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	165,000	171,600

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	200,000	193,990

American Tower Corp. sr. unsec. notes 7s, 2017	440,000	497,553

AT&T, Inc. company guaranty sr. unsec. unsub. notes
5.35s, 2040	111,000	116,029

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	220,000	253,942

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	183,000	209,033

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	715,000	960,032

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	105,000	106,050

Cablevision Systems Corp. sr. unsec. unsub. notes
8 5/8s, 2017	660,000	687,225

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	81,400

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	218,259	248,815

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	75,000	76,313

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	280,000	263,200

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	315,000	305,550

CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012	610,000	635,957

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	575,000	569,250

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
7s, 2015	125,000	123,438

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	295,000	259,600

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Communication services cont.
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	$720,000	$610,200

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	920,000	1,102,836

Cox Communications, Inc. 144A notes 5 7/8s, 2016	206,000	236,693

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	315,000	274,050

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015	716,000	710,630

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	103,000

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	75,000	78,059

CSC Holdings LLC sr. notes 6 3/4s, 2012	6,000	6,105

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014	45,000	48,544

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Germany)	841,000	1,121,735

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	165,000	162,525

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	216,200

EH Holding Corp. 144A sr. notes 6 1/2s, 2019	255,000	245,438

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021	375,000	360,938

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	164,175

France Telecom notes 8 1/2s, 2031 (France)	440,000	609,357

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	425,000	412,250

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	185,000	179,450

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	275,000	278,603

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 7 1/2s, 2021 (Bermuda)	320,000	297,600

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	529,843	455,665

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	1,280,000	1,110,400

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	200,000	172,000

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)	150,000	147,000

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	238,133

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019	45,000	39,769

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2014	536,000	529,300

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	185,000	172,050

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	155,000	154,225

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	500,000	487,500

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Communication services cont.
NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	$440,000	$481,800

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	95,000	96,900

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	273,000

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	230,000	240,925

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	115,000	115,000

Qwest Corp. notes 6 3/4s, 2021	825,000	803,394

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	440,000	454,850

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	110,975

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	631,000	700,419

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	20,000	21,000

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016	470,000	492,325

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,275,000	953,063

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	550,000	511,500

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	145,000	124,700

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	50,000	56,602

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	770,000	878,137

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	200,000	228,744

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	18,000	24,283

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	480,000	646,558

Verizon New Jersey, Inc. debs. 8s, 2022	160,000	203,413

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	240,000	327,479

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	180,000	194,400

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)	355,000	303,081

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)	470,000	399,500

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	85,000	85,638

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	385,000	389,813

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	165,000	159,225

		25,868,188
Consumer cyclicals (2.8%)
Academy Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	32,550

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	240,000	184,800

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	$315,000	$242,550

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	215,000	167,700

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	420,000	380,100

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	115,000	110,975

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	321,000	310,568

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	11,991

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021	250,000	241,875

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	103,425

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	91,800

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	140,000	94,500

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	150,000	94,500

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	95,000	60,325

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	370,000	296,000

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	70,000	61,775

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	240,000	244,800

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	94,763

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	110,000	106,700

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	90,250

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	205,000	174,250

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	5,000	2,975

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	1,270,000	1,281,113

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	205,000	258,802

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	444,001

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	45,000	46,463

Cengage Learning Acquisitions, Inc. 144A sr. notes
10 1/2s, 2015	340,000	217,600

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	230,000	181,125

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	325,000	260,000

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	385,000	420,635

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company
guaranty sr. notes 8 1/4s, 2021	375,000	289,688

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	155,000	159,650

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		$55,000	$51,975

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡		374,732	340,069

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		280,000	207,900

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		90,000	46,575

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014		125,000	70,625

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		650,000	664,625

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		195,000	195,975

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		290,000	244,325

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		157,000	168,775

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021		480,000	507,730

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019		240,000	270,023

DISH DBS Corp. company guaranty 6 5/8s, 2014		10,000	10,113

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		505,000	515,100

DISH DBS Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021		240,000	229,200

Echostar DBS Corp. sr. notes 6 3/8s, 2011		240,000	240,000

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018		185,000	205,350

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R		375,000	335,625

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		356,000	370,240

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		355,000	395,825

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		125,000	131,250

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		485,000	468,469

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
5 7/8s, 2021		270,000	268,650

General Motors Financial Co., Inc. 144A sr. notes
6 3/4s, 2018		175,000	171,500

Gray Television, Inc. company guaranty sr. notes
10 1/2s, 2015		300,000	271,500

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		190,000	184,300

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		652,000	737,727

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		515,000	553,625

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		305,000	277,169

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		205,000	187,063

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		720,000	734,400

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	61,557

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		$75,000	84,292

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018	$90,000	$90,000

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	1,053,000	989,820

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	265,000	267,650

Liberty Interactive, LLC debs. 8 1/4s, 2030	245,000	232,138

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	235,000	237,644

M/I Homes, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	415,000	373,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	255,000	278,543

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	255,000	14,663

Masonite International Corp. 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	285,000	257,213

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	130,000	112,775

MGM Resorts International company guaranty sr. notes
9s, 2020	60,000	62,325

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	95,000	80,750

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	130,000	110,175

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	32,738

MGM Resorts International sr. notes 6 3/4s, 2012	436,000	427,280

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	182,250

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019	660,000	531,300

Navistar International Corp. sr. notes 8 1/4s, 2021	375,000	384,375

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	178,350

News America Holdings, Inc. company guaranty 7 3/4s, 2024	350,000	434,695

News America Holdings, Inc. debs. 7 3/4s, 2045	510,000	619,901

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018	210,000	214,200

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021	100,000	80,500

Nortek, Inc. 144A company guaranty sr. unsec. notes
10s, 2018	215,000	198,875

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	790,600

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	145,000	153,700

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	405,000	400,950

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	145,000	145,725

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	140,000	143,850

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	40,000	40,300

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	400,000	385,000

Ply Gem Industries, Inc. company guaranty sr. notes
8 1/4s, 2018	45,000	36,675

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017		$240,000	$230,400

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032		200,000	160,000

QVC Inc. 144A sr. notes 7 3/8s, 2020		155,000	165,075

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017		380,000	252,700

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		80,000	60,400

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018		330,000	326,700

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		345,000	325,163

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		335,000	273,863

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		210,000	205,800

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		70,000	65,975

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		331,000	349,205

Sears Holdings Corp. company guaranty 6 5/8s, 2018		200,000	165,000

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		30,000	28,200

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		105,000	105,525

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021		390,000	410,061

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015		485,000	501,640

Time Warner, Inc. debs. 9.15s, 2023		25,000	34,284

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		65,000	62,563

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		555,000	586,913

Travelport LLC company guaranty 11 7/8s, 2016		50,000	19,750

Travelport LLC company guaranty 9 7/8s, 2014		210,000	137,550

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		185,000	108,225

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	140,000	188,310

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		$370,000	388,500

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		367,000	398,195

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		240,000	187,200

Vertis, Inc. company guaranty sr. notes 13 1/2s,
2014 (In default) † ‡‡ F		227,196	7,725

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		844,000	1,119,228

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		50,000	57,135

Walt Disney Co. sr. unsec. notes 2 3/4s, 2021		165,000	162,340

Walt Disney Co. sr. unsec. unsub. notes 4 3/8s, 2041		65,000	68,511

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020	$155,000	$162,750

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	455,000	509,600

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	300,000	303,000

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015	445,000	427,200

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡	185,000	157,250

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	498,000	507,960

		33,668,157
Consumer staples (1.6%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015	190,000	204,250

AE Escrow Corp. 144A sr. unsec. notes 9 3/4s, 2020	80,000	76,800

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	310,000	410,809

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	40,000	52,432

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020	325,000	378,653

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018	70,000	69,300

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	145,000	139,925

Bunge Ltd., Finance Corp. company guaranty sr. unsec.
notes 8 1/2s, 2019	27,000	33,641

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016	253,000	258,626

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	175,000	180,250

Central Garden & Pet Co. company
guaranty sr. sub. notes 8 1/4s, 2018	215,000	205,325

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡	145,000	128,325

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	205,000	147,600

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015	229,929	177,045

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	350,000	367,500

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	570,000	598,500

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	290,000	280,575

CVS Pass-Through Trust 144A company guaranty notes
7.507s, 2032	440,974	519,666

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	425,000	513,761

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018	295,000	292,788

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018	65,000	65,813

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016	290,000	273,325

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount		Value

Consumer staples cont.
Del Monte Foods Co. 144A company guaranty sr. unsec.
notes 7 5/8s, 2019		$80,000	$67,600

Delhaize Group company guaranty sr. unsec. bond 5 7/8s,
2014 (Belgium)		310,000	338,505

Diageo Investment Corp. company guaranty 8s,
2022 (Canada)		165,000	220,626

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)		390,000	455,552

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		285,000	282,863

Dole Food Co. sr. notes 13 7/8s, 2014		88,000	100,540

Dole Food Co. 144A sr. notes 8s, 2016		190,000	194,275

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	240,000

General Mills, Inc. sr. unsec. notes 5.65s, 2019		170,000	201,782

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		492,000	529,025

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		24,000	24,000

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		95,000	90,725

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	328,488

JBS USA LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$325,000	347,750

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		765,000	631,125

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		27,000	32,038

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		810,000	992,857

Kroger Co. company guaranty 6.4s, 2017		748,000	886,907

Kroger Co. sr. notes 6.15s, 2020		40,000	48,263

Landry’s Restaurants, Inc. company
guaranty sr. notes 11 5/8s, 2015		45,000	45,225

Landry’s Restaurants, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		105,000	105,525

Libbey Glass, Inc. sr. notes 10s, 2015		117,000	122,558

McDonald’s Corp. sr. unsec. bond 6.3s, 2037		302,000	408,829

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		393,000	496,499

Michael Foods, Inc. company guaranty sr. unsec
notes 9 3/4s, 2018		125,000	129,063

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		346,000	460,381

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		475,000	471,438

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		315,000	321,300

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		290,000	264,625

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		545,000	570,888

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		225,000	214,875

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		737,000	582,230

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		80,000	83,400

Roadhouse Financing, Inc. notes 10 3/4s, 2017		170,000	157,675

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Consumer staples cont.
RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017	$130,000	$136,500

Service Corporation International sr. notes 7s, 2019	115,000	116,150

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	645,000	661,125

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	510,000	578,850

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018	155,000	165,075

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019	168,907	182,842

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	200,000	193,500

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	285,000	329,175

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020	105,000	96,075

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019	180,000	186,750

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	525,000	552,563

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	115,000	111,838

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	145,700

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	235,000	265,969

		19,544,453
Energy (1.9%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	185,000	172,513

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	195,000	182,325

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	1,040,000	1,231,589

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	105,000	114,571

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	35,000	39,264

Apache Corp. sr. unsec. unsub. notes 3 5/8s, 2021	525,000	548,916

Arch Coal, Inc. company guaranty sr. unsec. notes
7 1/4s, 2020	240,000	230,400

Arch Coal, Inc. 144A company guaranty sr. unsec. notes
7s, 2019	250,000	237,500

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	105,000	104,738

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	120,000	83,550

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016 (United Kingdom)	885,000	922,017

Brigham Exploration Co. company guaranty sr. unsec.
notes 6 7/8s, 2019	65,000	63,375

Brigham Exploration Co. company guaranty sr. unsec.
notes 8 3/4s, 2018	205,000	219,350

Carrizo Oil & Gas, Inc. company guaranty sr. unsec
notes 8 5/8s, 2018	385,000	377,300

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	200,000	200,000

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	455,000	441,350

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021	$10,000	$9,125

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	225,000	235,688

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	105,000	99,750

Complete Production Services, Inc. company guaranty 8s, 2016	395,000	395,000

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	275,000	266,750

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	525,000	552,563

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	310,000	323,950

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	40,000	38,600

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	320,000	328,000

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	339,000	357,645

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	145,000	139,925

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	580,000	519,100

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	145,000	146,450

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	145,000	123,250

Forbes Energy Services Ltd. 144A company
guaranty sr. unsec. notes 9s, 2019	185,000	171,125

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	265,000	268,975

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)	507,000	496,860

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)	324,000	355,596

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Netherlands)	1,000,000	1,111,650

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	425,000	410,125

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	645,000	654,675

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	150,000	141,750

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	75,000	73,875

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	315,000	286,650

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019	105,000	88,200

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	70,000	86,080

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	230,000	221,375

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	185,000	194,250

Marathon Petroleum Corp. 144A sr. unsec. notes 6 1/2s, 2041	170,000	183,398

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	$205,000	$196,288

Milagro Oil & Gas 144A notes 10 1/2s, 2016	275,000	220,000

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	80,000	82,984

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	145,000	146,450

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	115,000	113,706

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	335,000	336,675

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	510,000	583,281

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	225,000	231,750

Offshore Group Investments, Ltd. 144A company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	60,000	61,800

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada) (In default) †	70,000	44,100

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada) (In default) †	230,000	144,900

Peabody Energy Corp. company guaranty 7 3/8s, 2016	420,000	461,475

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	25,000	26,281

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,980,000	1,348,875

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	345,000	369,150

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	50,000	51,500

Plains Exploration & Production Co. company guaranty 7s, 2017	595,000	595,000

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	40,000	35,200

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	375,000	405,000

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	110,000	117,150

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	315,000	321,300

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	810,000	749,250

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021	60,000	55,200

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	135,000	126,900

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	570,000	605,003

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	125,000	124,375

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	235,000	274,544

Total Capital SA company guaranty sr. unsec.
unsub. notes 3s, 2015 (France)	615,000	650,436

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	54,725

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	74,708

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Energy cont.
Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	$230,000	$325,996

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	118,861

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	146,837

Weatherford International, Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	95,000	103,469

Whiting Petroleum Corp. company guaranty 7s, 2014	385,000	410,025

Williams Cos., Inc. (The) notes 7 3/4s, 2031	22,000	26,411

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	63,000	74,687

		23,263,430
Financials (3.8%)
Abbey National Treasury Service bank guaranty sr. unsec.
unsub. notes FRN 1.832s, 2014 (United Kingdom)	285,000	271,527

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	205,000	181,938

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	461,856

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	182,933

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	160,000	158,200

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	140,000	129,587

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	140,000	126,700

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.526s, 2014	177,000	151,955

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	141,050

American Express Co. sr. unsec. notes 8 1/8s, 2019	870,000	1,098,037

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	270,000	238,275

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	901,000	894,880

American International Group, Inc. sr. unsec.
unsub. notes 4 1/4s, 2014	640,000	624,050

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	225,790

Bank of Montreal sr. unsec. bond 2 1/8s, 2013 (Canada)	390,000	398,699

Bank of New York Mellon Corp. (The) sr. unsec. notes
4.3s, 2014	610,000	658,166

Bank of New York Mellon Corp. (The) sr. unsec. notes
2.95s, 2015	30,000	31,160

Bank of New York Mellon Corp. (The) 144A sr. unsec.
notes Ser. MTN, 2 1/2s, 2016	20,000	20,401

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.819s, 2027	327,000	202,768

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	230,000	150,938

Barclays Bank PLC 144A jr. unsec. sub. notes FRN 6.86s,
2049 (United Kingdom)	575,000	414,000

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	285,000	301,553

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Financials cont.
Bear Stearns Cos., Inc. (The) notes 5.7s, 2014	$135,000	$145,587

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	240,000	282,910

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.086s, 2012	66,125	65,949

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	395,696

Capital One Capital III company guaranty 7.686s, 2036	231,000	225,803

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	235,000	224,425

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	345,000	350,175

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	85,000	81,600

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	280,000	315,700

CIT Group, Inc. 144A bonds 7s, 2017	1,345,000	1,304,650

CIT Group, Inc. 144A bonds 7s, 2016	585,000	567,450

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	303,475

Citigroup, Inc. sr. notes 6 1/2s, 2013	895,000	941,805

Citigroup, Inc. sub. notes 5s, 2014	839,000	822,857

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	277,000	267,748

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	545,000	461,018

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	145,000	150,075

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	255,000	247,350

Credit Suisse First Boston USA, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2011	764,000	767,661

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
5.86s, 2017 (United Kingdom)	352,000	276,320

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	820,000	836,889

Deutsche Bank Capital Funding Trust VII 144A jr. unsec.
sub. bonds FRB 5.628s, perpetual maturity	235,000	157,450

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	441,813

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	179,550

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	185,000	208,588

Fleet Capital Trust V bank guaranteed jr. sub. FRN 1.35s, 2028	217,000	130,895

GATX Financial Corp. notes 5.8s, 2016	120,000	134,006

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	975,000	939,656

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.478s, 2016	600,000	557,447

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	805,000	918,965

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,087,757

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	1,073,000	970,141

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	358,613

HSBC Finance Capital Trust IX FRN 5.911s, 2035	700,000	581,000

HSBC Finance Corp. 144A sr. unsec. sub. notes 6.676s, 2021	1,314,000	1,291,428

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	300,000	294,457

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Financials cont.
HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	$190,000	$175,750

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	35,000	33,600

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	585,000	582,806

International Lease Finance Corp. sr. unsec. notes
6 1/4s, 2019	25,000	21,750

JPMorgan Chase & Co. sr. notes 6s, 2018	1,537,000	1,711,652

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	330,000	346,931

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	674,000	672,340

Lehman Brothers E-Capital Trust I FRN zero %,
2065 (In default) †	1,845,000	185

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	335,000	341,700

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	490,000	463,050

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	625,000	637,287

Merrill Lynch & Co., Inc. sr. unsec. notes 6.4s, 2017	10,000	9,695

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	1,640,000	1,640,589

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	295,500

MetLife, Inc. sr. unsec. 6 3/4s, 2016	130,000	149,516

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,525,000	1,563,139

MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	115,000	109,250

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	245,000	251,125

Nationwide Financial Services notes 5 5/8s, 2015	125,000	132,854

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	228,512

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	310,000	285,975

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	280,000	267,050

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	541,490

OneBeacon US Holdings, Inc. company guaranty sr. unsec.
notes 5 7/8s, 2013	71,000	72,770

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	555,000	550,838

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	155,000	151,125

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	121,100

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	225,000	240,652

Residential Capital LLC company guaranty jr. notes
9 5/8s, 2015	305,000	236,375

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)	440,000	413,708

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 3/4s, 2018 (Russia)	110,000	114,675

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Financials cont.
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	$110,000	$112,200

Sabra Health Care LP/Sabra Capital Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2018 R	80,000	74,400

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	129,000	124,277

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	307,000	345,177

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	147,000	160,132

Simon Property Group LP sr. unsec. unsub. notes 4 3/8s, 2021 R	145,000	147,311

SLM Corp. sr. notes Ser. MTN, 8s, 2020	220,000	217,183

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	135,000	140,423

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI,
4 7/8s, 2012	780,000	729,300

State Street Capital Trust IV company guaranty jr. unsec.
sub. bonds FRB 1.347s, 2037	475,000	333,274

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.161s, 2014	45,000	39,150

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	465,000	480,682

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	225,000	234,391

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)	2,000,000	1,885,000

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	405,000	419,970

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)	500,000	482,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	1,800,000	1,818,000

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	277,030

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	118,203

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	76,214

Westpac Banking Corp. sr. unsec. notes 4 7/8s,
2019 (Australia)	485,000	504,625

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s, perpetual maturity (Australia)	295,000	287,315

Willis Group North America, Inc. company guaranty 6.2s, 2017	70,000	76,439

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	312,000	274,560

		46,072,117
Health care (1.0%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016	538,000	633,329

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	366,082

Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	752,847

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	422,000	566,244

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019	215,000	202,638

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017	150,000	154,500

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	295,000	280,250

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	250,000	321,621

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount		Value

Health care cont.
CDRT Merger Sub, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019		$225,000	$208,125

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015		565,000	555,113

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	507,619

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	128,967

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$545,000	479,600

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		70,000	67,200

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		210,000	201,600

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)		390,000	403,650

Endo Pharmaceuticals Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2019		155,000	155,581

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		275,000	275,000

HCA, Inc. sr. notes 6 1/2s, 2020		870,000	846,075

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		250,000	228,750

HCA, Inc. sr. unsec. notes 6 1/4s, 2013		48,000	48,660

Health Management Associates, Inc. sr. notes 6 1/8s, 2016		335,000	329,138

IASIS Healthcare, LLC/IASIS Capital Corp. 144A
sr. notes 8 3/8s, 2019		470,000	380,700

Johnson & Johnson sr. unsec. notes 4.85s, 2041		700,000	827,164

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	207,900

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037		95,000	119,223

Select Medical Corp. company guaranty 7 5/8s, 2015		86,000	74,498

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		75,000	71,250

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		82,392	79,096

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019		200,000	198,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		54,000	58,455

Tenet Healthcare Corp. sr. notes 9s, 2015		624,000	658,320

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		155,000	163,913

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Netherland Antilles)		295,000	309,058

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017		125,000	125,000

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021		640,000	706,244

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020		40,000	35,400

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018		105,000	95,025

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		40,000	36,850

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016		10,000	6,500

WellPoint, Inc. notes 7s, 2019		220,000	271,840

			12,137,025

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Miscellaneous (—%)
Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	$165,000	$160,050

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	350,000	345,625

		505,675
Technology (0.9%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	15,000	15,000

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	308,700

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	200,000	166,000

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	140,000	102,550

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	475,000	346,750

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	145,000	123,250

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	460,000	370,300

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	165,000	136,125

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	825,000	867,233

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	222,000	239,790

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	470,000	535,247

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)	295,000	266,975

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	80,000	83,200

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	155,000	161,200

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	1,591,302	1,324,759

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	245,000	193,550

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	130,000	115,375

First Data Corp. 144A sr. bonds 12 5/8s, 2021	375,000	277,500

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	158,000	158,000

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	88,000	91,520

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	285,000	292,838

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	235,000	256,907

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	178,526

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	103,950

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	625,000	632,813

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F	173,000	170,405

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	104,469

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	614,672

NXP BV/NXP Funding, LLC company guaranty Ser. EXCH, 9 1/2s,
2015 (Netherlands)	150,000	155,063

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	360,000	376,200

NXP BV/NXP Funding, LLC 144A sr. sec. notes 10s, 2013
(Netherlands)	15,000	16,088

Oracle Corp. 144A notes 3 7/8s, 2020	360,000	384,733

Oracle Corp. 144A sr. notes 5 3/8s, 2040	215,000	248,973

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Technology cont.
Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	$340,000	$345,066

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)	195,000	191,100

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	10,000	10,100

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	195,300

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	275,000	269,500

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	336,000	398,512

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	140,576

		10,968,815
Transportation (0.3%)
AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	290,000	291,450

Burlington Northern Santa Fe Corp. sr. unsec.
unsub. notes 5 3/4s, 2040	155,000	180,955

Burlington Northern Santa Fe, LLC sr. unsec. notes
5.4s, 2041	495,000	554,290

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	439,369	461,338

Kansas City Southern de Mexico SA de CV sr. unsec.
unsub. notes 8s, 2018 (Mexico)	130,000	141,213

Kansas City Southern de Mexico SA de CV sr. unsec.
unsub. notes 6 1/8s, 2021 (Mexico)	55,000	54,450

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	462,321	462,321

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	322,000	348,565

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	315,000	280,350

Union Pacific Corp. 144A pass-through certificates
5.214s, 2014	115,000	126,845

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	132,120	127,496

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	305,000	204,350

		3,233,623
Utilities and power (1.5%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	412,000	434,214

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	520,000	522,600

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	165,000	155,925

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	309,400

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	164,404

Arizona Public Services Co. sr. unsec. notes 5.05s, 2041	210,000	228,872

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	60,760

Beaver Valley Funding Corp. sr. bonds 9s, 2017	137,000	147,030

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	404,000	452,459

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	277,334	296,747

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	230,000	225,400

Calpine Corp. 144A sr. notes 7 1/4s, 2017	595,000	574,175

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	50,000	58,077

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	130,000	151,954

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	$593,000	$710,345

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.669s, 2066	823,000	732,470

Dominion Resources, Inc. unsub. notes 5.7s, 2012	535,000	558,430

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019	760,000	459,800

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	80,000	53,600

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	35,000	32,550

Edison Mission Energy sr. unsec. notes 7.2s, 2019	400,000	228,000

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	2,975

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	249,026

El Paso Corp. sr. unsec. notes 7s, 2017	700,000	784,117

Electricite de France 144A notes 6 1/2s, 2019 (France)	375,000	438,327

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	100,000	97,000

Energy Future Intermediate Holding Co., LLC
sr. notes 9 3/4s, 2019	265,000	254,400

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	159,000	155,025

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	305,000	313,388

Energy Transfer Partners LP sr. unsec. unsub. notes
5.65s, 2012	350,000	360,752

Energy Transfer Partners LP sr. unsec. unsub. notes
4.65s, 2021	245,000	232,567

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.95s, 2041	290,000	311,037

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	205,000	209,620

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	11,000	11,060

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	425,000	397,375

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	61,100

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	230,000	236,325

ITC Holdings Corp. 144A notes 5 7/8s, 2016	458,000	518,603

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	348,214

Kansas Gas & Electric Co. bonds 5.647s, 2021	65,958	68,655

Kinder Morgan Energy Partners LP sr. unsec. notes
6.85s, 2020	410,000	484,075

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	182,062

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	850,000	1,075,632

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	265,000	331,827

NRG Energy, Inc. company guaranty 7 3/8s, 2017	110,000	113,300

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2021	735,000	672,525

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	155,000	161,799

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	235,000	237,519

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	650,000	775,794

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	456,000	522,086

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	24,452	24,476

CORPORATE BONDS AND NOTES (18.1%)* cont.	Principal amount	Value

Utilities and power cont.
PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	$185,000	$204,601

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	160,000	194,280

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	629,000	625,855

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	313,344

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	10,000	11,298

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	453,691	190,550

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company guaranty sr. notes
15s, 2021	185,000	112,850

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company guaranty sr. notes
11 1/2s, 2020	200,000	160,000

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)	180,000	179,227

Union Electric Co. sr. sec. notes 6.4s, 2017	320,000	380,269

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	75,000	89,077

		18,649,224

Total corporate bonds and notes (cost $219,883,973)		$221,687,563

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS (14.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.0%)
Government National Mortgage Association Pass-Through
Certificates 4 1/2s, TBA, October 1, 2041	$45,000,000	$48,895,313

		48,895,313
U.S. Government Agency Mortgage Obligations (10.6%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041	901,195	926,259

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, October 1, 2041	50,000,000	54,269,530
4 1/2s, TBA, October 1, 2041	12,000,000	12,731,250
4s, TBA, October 1, 2041	9,000,000	9,433,125
4s, TBA, October 1, 2026	33,000,000	34,794,375
3 1/2s, March 1, 2041	941,766	968,547
3 1/2s, TBA, October 1, 2041	16,000,000	16,432,499

		129,555,585

Total U.S. government and agency mortgage obligations (cost $177,975,621)		$178,450,898

MORTGAGE-BACKED SECURITIES (4.4%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-1, Class 5A1,
3.364s, 2036	$791,388	$348,211

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.801s, 2049	787,000	823,253
Ser. 07-2, Class A2, 5.634s, 2049	790,717	798,040
Ser. 07-1, Class XW, IO, 0.463s, 2049	9,694,487	112,330

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.876s, 2035	$2,477,529	$6,181
Ser. 07-5, Class XW, IO, 0.587s, 2051	20,082,979	329,040
Ser. 04-5, Class XC, IO, 0.473s, 2041	6,585,106	118,163
Ser. 04-4, Class XC, IO, 0.458s, 2042	5,938,515	123,889

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 36A1, 5.935s, 2036	540,477	329,691
FRB Ser. 06-3, Class 35A1, 5.623s, 2036	704,380	433,194
FRB Ser. 06-3, Class 33A1, 5.547s, 2036	1,317,502	579,701

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.588s, 2032	189,000	197,226
FRB Ser. 07-PW16, Class A2, 5.853s, 2040	156,027	161,375
Ser. 04-PR3I, Class X1, IO, 0.314s, 2041	2,205,148	38,971

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.255s, 2038	8,575,824	131,639

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.21s, 2049	73,996,872	916,081

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.552s, 2049	9,689,294	139,526
Ser. 07-CD4, Class XC, IO, 0.17s, 2049	52,820,008	464,816
Ser. 07-CD5, Class XS, IO, 0.072s, 2044	2,939,916	12,592

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	122,884	126,642
Ser. 98-C2, Class F, 5.44s, 2030	1,651,710	1,702,565

Commercial Mortgage Pass-Through Certificates FRB
Ser. 07-C9, Class A2, 5.811s, 2049	357,328	358,232

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.237s, 2046	40,100,199	486,440
Ser. 05-LP5, Class XC, IO, 0.23s, 2043	38,723,132	372,168
Ser. 05-C6, Class XC, IO, 0.103s, 2044	25,427,364	147,243

Countrywide Alternative Loan Trust FRB Ser. 05-84,
Class 4A1, 5.736s, 2036	2,106,982	1,243,119

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.991s, 2039	733,580	737,609
Ser. 07-C2, Class A2, 5.448s, 2049	159,351	159,889
Ser. 07-C1, Class AAB, 5.336s, 2040	650,000	678,405
Ser. 06-C5, Class AX, IO, 0.211s, 2039	16,790,107	248,091

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.272s, 2049	46,747,337	301,754

CS First Boston Mortgage Securities Corp.
Ser. 05-C5, Class AJ, 5.1s, 2038	483,000	437,338
Ser. 05-C5, Class AM, 5.1s, 2038	327,000	336,095

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	410,000	427,636
FRB Ser. 03-CK2, Class G, 5.744s, 2036	495,000	479,996
Ser. 03-C3, Class AX, IO, 1.913s, 2038	9,053,349	185,874
Ser. 02-CP3, Class AX, IO, 1.617s, 2035	11,307,156	73,711
Ser. 04-C4, Class AX, IO, 0.413s, 2039	3,142,629	71,077

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust FRB
Ser. 06-AR3, Class A5, 0.405s, 2036	656,142	401,067

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value

DLJ Commercial Mortgage Corp. 144A
Ser. 99-CG2, Class B3, 6.1s, 2032	$9,146	$9,143
Ser. 99-CG2, Class B4, 6.1s, 2032	571,000	559,646

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.872s, 2037	443,078	657,017
IFB Ser. 2979, Class AS, 23.434s, 2034	70,049	96,929
IFB Ser. 3072, Class SM, 22.957s, 2035	204,878	323,595
IFB Ser. 3072, Class SB, 22.81s, 2035	209,949	330,150
IFB Ser. 3249, Class PS, 21.519s, 2036	303,050	438,746
IFB Ser. 2990, Class LB, 16.36s, 2034	413,224	557,948
IFB Ser. 3287, Class SE, IO, 6.471s, 2037	2,398,024	334,237
IFB Ser. 3835, Class SC, IO, 6.421s, 2038	2,229,466	376,936
IFB Ser. 3861, Class PS, IO, 6.371s, 2037	6,773,561	1,052,019
IFB Ser. 3708, Class SQ, IO, 6.321s, 2040	1,998,619	275,570
Ser. 3934, Class SA, IO, 4 1/2s, 2041	4,047,000	654,481
Ser. 3747, Class HI, IO, 4 1/2s, 2037	116,084	14,285
Ser. 3751, Class MI, IO, 4s, 2034	3,465,025	333,994
Ser. 3707, Class HI, IO, 4s, 2023	226,101	15,065
Ser. 3327, Class IF, IO, zero %, 2037	21,668	7
Ser. 3391, PO, zero %, 2037	44,969	39,188
Ser. 3206, Class EO, PO, zero %, 2036	29,180	26,309
FRB Ser. 3326, Class YF, zero %, 2037	25,570	24,353
FRB Ser. 3117, Class AF, zero %, 2036	27,531	25,604
FRB Ser. 3326, Class WF, zero %, 2035	45,666	42,926
FRB Ser. 3036, Class AS, zero %, 2035	36,361	28,111
FRB Ser. 3003, Class XF, zero %, 2035	19,469	19,445

Federal National Mortgage Association
IFB Ser. 11-101, Class SC, IO, 6.3s, 2040	797,000	151,932
IFB Ser. 404, Class S13, IO, 6.165s, 2040	2,709,969	369,438
IFB Ser. 11-101, Class BS, IO, 5.85s, 2039	3,180,000	492,964
IFB Ser. 11-101, Class SA, IO, 5.7s, 2041	422,000	75,698
Ser. 11-111, Class DS, IO, 4 1/2s, 2041	2,553,000	447,484
Ser. 11-111, Class SD, IO, 4 1/2s, 2041	2,764,000	543,731

Federal National Mortgage Association Grantor Trust
IFB Ser. 06-62, Class PS, 38.493s, 2036	207,521	383,215
IFB Ser. 05-45, Class DA, 23.56s, 2035	799,328	1,269,581
IFB Ser. 07-53, Class SP, 23.34s, 2037	310,388	448,261
IFB Ser. 05-75, Class GS, 19.546s, 2035	227,614	326,685
IFB Ser. 05-106, Class JC, 19.397s, 2035	118,226	182,962
IFB Ser. 05-83, Class QP, 16.784s, 2034	76,249	104,305
Ser. 07-14, Class KO, PO, zero %, 2037	109,676	97,585
Ser. 06-125, Class OX, PO, zero %, 2037	23,987	22,262
Ser. 06-84, Class OT, PO, zero %, 2036	24,482	22,552
Ser. 06-46, Class OC, PO, zero %, 2036	45,014	40,486
FRB Ser. 06-104, Class EK, zero %, 2036	6,709	6,505
FRB Ser. 06-1, Class HF, zero %, 2032	1,396	1,391

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.098s, 2020	892,103	23,195

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.538s, 2033	655,821	7

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	$580,000	$609,537
Ser. 97-C2, Class G, 7 1/2s, 2029	185,000	196,909

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.168s, 2043	14,591,493	103,804
Ser. 05-C3, Class XC, IO, 0.122s, 2045	185,143,247	910,194
Ser. 07-C1, Class XC, IO, 0.102s, 2049	64,497,274	327,904

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	440,000	405,443
Ser. 05-C1, Class X1, IO, 0.308s, 2043	10,791,265	147,419

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	44,452	38,673

Government National Mortgage Association
Ser. 11-140, Class CI, 6s, 2040 Δ	6,179,000	803,270
IFB Ser. 11-35, Class AS, IO, 5.87s, 2037	2,907,738	374,030
Ser. 10-150, Class WI, IO, 5s, 2038	2,788,891	354,524
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	3,228,449	546,092
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,349,100	315,705
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	5,207,311	592,280
Ser. 06-36, Class OD, PO, zero %, 2036	20,678	19,688
Ser. 99-31, Class MP, PO, zero %, 2029	27,836	24,496
FRB Ser. 07-35, Class UF, zero %, 2037	10,834	10,580

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	361,000	332,716

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 0.566s, 2042	25,625,231	403,367

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	351,598	356,542

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	201,594	202,098
Ser. 04-C1, Class X1, IO, 1.163s, 2028	119,378	1
Ser. 03-C1, Class X1, IO, 0.999s, 2040	4,030,001	27,589
Ser. 06-GG6, Class XC, IO, 0.143s, 2038	28,715,877	50,253

IndyMac Indx Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.415s, 2037	718,381	330,455

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1,
0.435s, 2037	2,597,002	1,157,154

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	87,774	88,667
FRB Ser. 07-LD11, Class A2, 5.99s, 2049	36,986	37,634
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,076,000	1,079,260
Ser. 06-LDP8, Class X, IO, 0.744s, 2045	14,609,543	305,135
Ser. 07-LDPX, Class X, IO, 0.516s, 2049	19,969,277	226,991

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	67,499	67,379
Ser. 05-LDP2, Class X1, IO, 0.366s, 2042	40,539,620	584,419
Ser. 05-CB12, Class X1, IO, 0.138s, 2037	9,160,225	73,511
Ser. 06-LDP6, Class X1, IO, 0.082s, 2043	23,278,125	82,684

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	$149,428	$141,957
Ser. 99-C1, Class G, 6.41s, 2031	159,961	140,766
Ser. 98-C4, Class G, 5.6s, 2035	132,000	137,333
Ser. 98-C4, Class H, 5.6s, 2035	223,000	238,998

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class AM, 5.413s, 2039	733,000	698,566
Ser. 07-C2, Class XW, IO, 0.738s, 2040	4,323,667	88,959

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.886s, 2038	8,923,545	209,801
Ser. 05-C3, Class XCL, IO, 0.386s, 2040	21,212,804	388,088
Ser. 06-C7, Class XCL, IO, 0.382s, 2038	15,420,709	216,939
Ser. 05-C2, Class XCL, IO, 0.338s, 2040	20,250,223	145,741
Ser. 07-C2, Class XCL, IO, 0.257s, 2040	37,154,779	443,740
Ser. 05-C5, Class XCL, IO, 0.254s, 2040	26,953,644	398,213
Ser. 06-C6, Class XCL, IO, 0.241s, 2039	51,865,930	921,709
Ser. 05-C7, Class XCL, IO, 0.157s, 2040	27,262,684	151,744

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.857s, 2027	537,471	434,003

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.424s, 2028	74,916	2,154

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	254,000	267,354
Ser. 05-MCP1, Class XC, IO, 0.233s, 2043	11,789,277	126,747

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC,
IO, 0.436s, 2039	5,819,917	141,744

Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.119s, 2044	552,541	33,152
Ser. 07-C5, Class X, IO, 5.082s, 2049	570,608	41,369
Ser. 06-C4, Class X, IO, 3.604s, 2045	2,129,583	106,479

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.922s, 2041	716,668	720,251
FRB Ser. 07-HQ12, Class A2, 5.774s, 2049	1,265,638	1,288,141
Ser. 07-IQ14, Class A2, 5.61s, 2049	499,076	507,130
FRB Ser. 07-HQ12, Class A2FL, 0.479s, 2049	582,049	509,234

Morgan Stanley Capital I 144A Ser. 05-HQ5, Class X1, IO,
0.171s, 2042	6,511,870	34,057

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	384,000	364,362

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	561,714	573,549

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.987s, 2012	90	—

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	127,000	129,271

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	118,000	4,720

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 2.035s, 2036	7,646,097	62,698

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.947s, 2039	1,070,000	965,579

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	$1,127,670	$1,122,031

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.926s, 2049	188,557	190,354
Ser. 07-C30, Class APB, 5.294s, 2043	752,000	789,731
Ser. 07-C30, Class A3, 5.246s, 2043	528,000	535,251
Ser. 07-C34, IO, 0.544s, 2046	10,508,351	169,605
Ser. 06-C29, IO, 0.53s, 2048	71,762,136	1,137,430

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 1.254s, 2035	2,898,703	30,089
Ser. 05-C18, Class XC, IO, 0.142s, 2042	18,033,786	143,008
Ser. 06-C26, Class XC, IO, 0.09s, 2045	12,052,226	35,795
Ser. 06-C23, Class XC, IO, 0.07s, 2045	28,057,267	125,977

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A2, 0.385s, 2036	992,993	407,127

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	46,000	22,080
Ser. 05-C1A, Class C, 4.9s, 2036	75,000	75,594

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-HY1, Class A3A, 0.465s, 2037	2,358,162	1,335,342

Total mortgage-backed securities (cost $50,184,588)		$54,225,178

INVESTMENT COMPANIES (3.9%)*	Shares	Value

Financial Select Sector SPDR Fund S	179,500	$2,123,485

Gladstone Investment Corp.	14,490	98,532

iShares Russell 2000 Growth Index Fund	4,202	308,721

Market Vectors Gold Miners ETF (Exchange-traded fund)	2,447	135,050

SPDR S&P 500 ETF Trust S	397,746	45,012,915

Total investment companies (cost $52,037,432)		$47,678,703

ASSET-BACKED SECURITIES (1.9%)*	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.385s, 2036	$549,000	$208,282

Ace Securities Corp. 144A Ser. 03-MH1, Class M2, 6 1/2s, 2030	160,244	159,843

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A5, 8.32s, 2030	854,969	587,791
Ser. 00-A, Class A4, 8.29s, 2030	2,329,072	1,594,716
Ser. 00-A, Class A2, 7.575s, 2030	917,788	580,501

Conseco Finance Securitizations Corp. FRB Ser. 02-1,
Class M1A, 2.272s, 2033	1,996,000	1,735,293

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF9, Class 2A3, 0.395s, 2036	4,450,000	2,225,000

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.979s, 2032	81,360	32,544

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	499,188	248,874
Ser. 96-6, Class M1, 7.95s, 2027	1,222,000	1,270,880
Ser. 97-6, Class M1, 7.21s, 2029	688,000	596,608
Ser. 99-3, Class A8, 7.06s, 2031	532,000	501,410
Ser. 93-3, Class B, 6.85s, 2018	33,036	30,037
Ser. 99-2, Class A7, 6.44s, 2030	677,404	719,969
Ser. 99-1, Class A6, 6.37s, 2025	159,142	163,120

ASSET-BACKED SECURITIES (1.9%)* cont.	Principal amount		Value

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		$3,137,283	$3,133,362

GSAA Home Equity Trust
FRB Ser. 05-11, Class 3A4, 0.485s, 2035		398,996	309,222
FRB Ser. 06-16, Class A3A, 0.475s, 2036		2,167,840	1,006,691
FRB Ser. 06-3, Class A2, 0.425s, 2036		1,223,349	532,157
FRB Ser. 06-16, Class A2, 0.405s, 2036		243,899	100,303
FRB Ser. 06-16, Class A1, 0.295s, 2036		228,202	91,281
FRB Ser. 07-3, Class 2A1A, 0.207s, 2047		2,513,662	1,080,875

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		156,175	156,074

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.395s, 2036		452,252	187,583
FRB Ser. 06-2, Class A2C, 0.385s, 2036		626,000	323,510

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022		647,931	507,244
Ser. 95-B, Class B1, 7.55s, 2021		88,797	66,714
Ser. 01-C, Class A4, 7.405s, 2030		736,110	457,308
Ser. 98-A, Class M, 6.825s, 2028		219,000	213,075
Ser. 01-E, Class A4, 6.81s, 2031		868,760	757,450
Ser. 01-C, Class A3, 6.61s, 2021		600,475	331,762
Ser. 99-B, Class A3, 6.45s, 2017		186,279	177,023
Ser. 02-C, Class A1, 5.41s, 2032		1,021,706	983,392
Ser. 01-D, Class A2, 5.26s, 2019		766,171	475,026

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030		345,247	331,437

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.395s, 2037		807,809	460,233

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.445s, 2036		1,061,000	307,393

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		371,052	44,526

Total asset-backed securities (cost $25,116,344)			$22,688,509

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)*	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 0.5175% versus the three
month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	$11,757,716	$24,691

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 0.5175% versus the
three month USD-LIBOR-BBA
maturing November 3, 2013.	Nov-11/0.5175	11,757,716	6,584

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 0.5325% versus the three
month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	11,757,716	27,160

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 0.5325% versus the
three month USD-LIBOR-BBA
maturing December 5, 2013.	Dec-11/0.5325	$11,757,716	$8,348

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 1.81% versus the three
month USD-LIBOR-BBA maturing
February 7, 2017.	Feb-12/1.81	2,538,083	57,462

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 1.81% versus the three
month USD-LIBOR-BBA maturing
February 7, 2017.	Feb-12/1.81	2,538,083	8,472

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 2.355% versus the
three month USD-LIBOR-BBA
maturing December 19, 2021.	Dec-11/2.355	2,980,000	85,526

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 2.355% versus the three
month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	2,980,000	36,028

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 0.6075% versus the
three month USD-LIBOR-BBA
maturing January 3, 2014.	Dec-11/0.6075	5,890,000	11,898

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA
maturing January 3, 2014.	Dec-11/0.6075	5,890,000	9,071

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 0.52% versus the
three month USD-LIBOR-BBA
maturing March 23, 2014.	Mar-12/0.52	14,472,000	59,190

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA
maturing March 23, 2014.	Mar-12/0.52	14,472,000	14,472

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 1.97% versus
the three month USD-LIBOR-BBA
maturing October 11, 2016.	Oct-11/1.97	15,649,081	533,491

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 2.47% versus the
three month USD-LIBOR-BBA
maturing October 11, 2016.	Oct-11/2.47	$15,649,081	$—

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 1.3525% versus the
three month USD-LIBOR-BBA
maturing December 19, 2016.	Dec-11/1.3525	2,980,000	20,830

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA
maturing December 19, 2016.	Dec-11/1.3525	2,980,000	20,115

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA
maturing October 21, 2021.	Oct-11/3.17	3,476,158	333,920

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.17% versus the
three month USD-LIBOR-BBA
maturing October 21, 2021.	Oct-11/3.17	3,476,158	10

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA
maturing November 23, 2021.	Nov-11/3.21	3,989,416	388,489

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.21% versus the
three month USD-LIBOR-BBA
maturing November 23, 2021.	Nov-11/3.21	3,989,416	1,197

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA
maturing July 27, 2022.	Jul-12/3.5375	6,404,828	737,644

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.5375% versus the
three month USD-LIBOR-BBA
maturing July 27, 2022.	Jul-12/3.5375	6,404,828	46,499

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA
maturing July 30, 2022.	Jul-12/3.51	2,561,931	288,960

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.51% versus the
three month USD-LIBOR-BBA
maturing July 30, 2022.	Jul-12/3.51	$2,561,931	$19,471

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.52	6,404,828	727,332

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.36	6,404,828	646,695

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.36% versus the
three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.36	6,404,828	60,718

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.52% versus the
three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.52	6,404,828	48,805

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA
maturing August 3, 2022.	Aug-12/3.37	7,685,794	781,492

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.37% versus the
three month USD-LIBOR-BBA
maturing August 3, 2022.	Aug-12/3.37	7,685,794	72,554

Option on an interest rate swap with Credit
Suisse International for the right
to receive a fixed rate of 4.11% versus
the three month USD-LIBOR-BBA
maturing December 8, 2041.	Dec-11/4.11	5,860,117	1,711,564

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 4.11% versus the three
month USD-LIBOR-BBA maturing
December 8, 2041.	Dec-11/4.11	5,860,117	3,809

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA
maturing December 13, 2041.	Dec-11/4.045	1,403,514	390,640

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Citibank, N.A. for the right to pay
a fixed rate of 4.045% versus the
three month USD-LIBOR-BBA
maturing December 13, 2041.	Dec-11/4.045	$1,403,514	$1,333

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 1.30% versus the three
month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	2,980,000	16,628

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA
maturing November 17, 2016.	Nov-11/1.30	2,980,000	14,155

Option on an interest rate swap with Credit
Suisse International for the right
to receive a fixed rate of 2.855% versus
the three month USD-LIBOR-BBA
maturing August 15, 2022.	Aug-12/2.855	12,711,100	816,561

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 2.855% versus the
three month USD-LIBOR-BBA
maturing August 15, 2022.	Aug-12/2.855	12,711,100	242,604

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 0.545% versus the
three month USD-LIBOR-BBA
maturing January 5, 2014.	Jan-12/0.545	11,757,716	32,216

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 0.545% versus
the three month USD-LIBOR-BBA
maturing January 5, 2014.	Jan-12/0.545	11,757,716	11,523

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 0.555% versus the
three month USD-LIBOR-BBA
maturing February 3, 2014.	Feb-12/0.555	11,757,716	35,861

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 0.555% versus
the three month USD-LIBOR-BBA
maturing February 3, 2014.	Feb-12/0.555	11,757,716	13,639

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 3.855% versus
the three month USD-LIBOR-BBA
maturing December 6, 2041.	Dec-11/3.855	4,941,136	1,184,539

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 4.355% versus the
three month USD-LIBOR-BBA
maturing December 6, 2041.	Dec-11/4.355	$4,941,136	$939

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.53% versus
the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	14,472,000	38,640

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	14,472,000	11,433

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.476% versus
the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	14,472,000	49,350

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	14,472,000	6,657

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.61% versus
the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	7,236,000	13,633

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	7,236,000	11,508

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.715% versus
the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	8,834,000	29,302

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA
maturing November 17, 2014	Nov-11/0.715	8,834,000	11,661

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.745% versus
the three month USD-LIBOR-BBA
maturing December 19, 2014.	Dec-11/0.745	8,834,000	35,336

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA
maturing December 19, 2014.	Dec-11/0.745	$8,834,000	$17,050

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 1.86%
versus the three month USD-LIBOR-BBA
maturing March 7, 2017.	Mar-12/1.86	3,940,708	95,720

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 1.86% versus
the three month USD-LIBOR-BBA
maturing March 7, 2017.	Mar-12/1.86	3,940,708	16,665

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.01% versus
the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	3,256,000	90,647

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	3,256,000	39,626

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.03% versus
the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	3,256,000	100,220

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	3,256,000	48,775

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	3,256,000	107,741

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	3,256,000	56,231

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.075% versus
the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	3,256,000	114,188

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	$3,256,000	$62,483

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	Sep-16/3.49	2,031,769	177,008

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing September 14, 2026.	Sep-16/3.49	2,031,769	130,417

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	4,315,614	1,200,820

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	4,315,614	259

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	8,990,542	758,622

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.99% versus
the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	8,990,542	247,959

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 3.60%
versus the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/3.60	6,534,340	1,242,505

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/4.60	6,534,340	2,156

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	2,980,000	72,295

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	$2,980,000	$25,747

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	6,403,144	713,566

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	6,403,144	48,600

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	6,013,837	694,297

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.54% versus
the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	6,013,837	43,059

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	21,562,300	2,555,779

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.04% versus
the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	21,562,300	883,407

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	Aug-15/4.46	2,918,500	941,683

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.46% versus
the three month USD-LIBOR-BBA
maturing August 7, 2045.	Aug-15/4.46	2,918,500	174,439

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.375%
versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	Aug-15/4.375	2,918,500	904,560

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.375% versus
the three month USD-LIBOR-BBA
maturing August 10, 2045.	Aug-15/4.375	$2,918,500	$184,362

Option on an interest rate swap with UBS AG
for the right to pay a fixed rate
of 1.722% versus the six month
CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	CHF 14,050,000	7,759

Total purchased options outstanding (cost $13,078,026)			$21,519,300

COMMODITY LINKED NOTES (1.3%)*		Principal amount	Value

Citigroup Funding, Inc. 144A notes zero %, 2011 (Indexed
to the 1 Yr Dow Jones-UBS Ex-Energy 3-Month Forward Total
Return Index)		$12,700,000	$13,168,033

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS
Bloomberg CMCI Composite Index) (Jersey)		4,332,000	3,180,101

Total commodity linked notes (cost $17,032,000)			$16,348,134

FOREIGN GOVERNMENT BONDS AND NOTES (1.1%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$115,000	$92,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		880,000	839,106

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,110,000	4,331,287

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.439s, 2012		8,525,000	991,884

Brazil (Federal Republic of) notes 10s, 2012	BRL	5,525	2,995,484

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		$860,000	868,600

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt.
guaranty notes 8 3/8s, 2017		175,000	161,000

Ukraine (Government of) 144A bonds 7 3/4s, 2020		525,000	472,500

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		2,200,000	2,117,500

Total foreign government bonds and notes (cost $14,100,979)			$12,869,361

SENIOR LOANS (0.6%)* [c]		Principal amount	Value

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017		$215,000	$187,588

American Rock Salt Co., LLC/American Rock Capital Corp.
bank term loan FRN 5 1/2s, 2017		9,813	9,297

Ardent Health Services bank term loan FRN 6 1/2s, 2015		5,000	4,863

Ardent Health Services bank term loan FRN Ser. B,
6 1/2s, 2015		300,425	292,163

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017		74,063	71,047

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.218s, 2015		229,243	191,513

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017		370,555	357,122

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2 1/2s, 2014		78,168	61,585

SENIOR LOANS (0.6%)* [c] cont.	Principal amount	Value

Claire’s Stores, Inc. bank term loan FRN 2.996s, 2014	$216,367	$182,560

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.621s, 2014	120,000	99,975

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	82,593	81,698

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	169,575	156,603

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	229,425	217,715

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	109,725	102,044

First Data Corp. bank term loan FRN 4.217s, 2018	647,458	531,321

First Data Corp. bank term loan FRN Ser. B3, 2.967s, 2014	68,903	60,175

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	178,358	174,902

Goodman Global, Inc. bank term loan FRN 9s, 2017	155,000	155,258

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	156,044	154,256

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	144,638	141,600

Health Management Associates, Inc. bank term loan FRN
1.996s, 2014	56,505	53,097

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	333,325	310,409

Ineos Group Holdings, Ltd. bank term loan FRN Ser. C2, 8s,
2014 (United Kingdom)	173,547	171,378

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2, 7 1/2s,
2013 (United Kingdom)	173,001	170,839

Intelsat Jackson Holdings SA bank term loan FRN 3.246s,
2014 (Luxembourg)	540,000	500,850

KAR Auction Services, Inc. bank term loan FRN Ser. B,
5s, 2017	89,775	86,857

National Bedding Co., LLC bank term loan FRN Ser. B,
3 7/8s, 2013	42,056	41,320

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	195,000	180,565

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	69,825	66,334

Polypore, Inc. bank term loan FRN Ser. B, 2.22s, 2014	115,944	111,596

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	390,000	380,640

Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017	300,000	289,650

Six Flags Theme Parks bank term loan FRN Ser. B,
5 1/4s, 2016	483,766	477,719

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	74,251

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.726s, 2017	933,336	623,877

Univision Communications, Inc. bank term loan FRN
4.471s, 2017	120,292	107,962

West Corp. bank term loan FRN Ser. B2, 2.702s, 2013	24,755	23,966

West Corp. bank term loan FRN Ser. B5, 4.577s, 2016	60,208	58,050

Total senior loans (cost $7,452,079)		$6,962,645

U.S. TREASURY OBLIGATIONS (0.2%)* [i]	Principal amount	Value

U.S. Treasury Inflation Protected Notes
1 1/8s, January 15, 2021	$857,149	$938,227
2s, January 15, 2016	109,268	121,935
3s, July 15, 2012	854,379	883,910

U.S. Treasury Notes
1 3/8s, September 15, 2012	140,000	141,659
1 3/8s, October 15, 2012	139,000	141,587

Total U.S. treasury obligations (cost $2,227,318)		$2,227,318

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	4,068	$210,011

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	7,508	136,420

General Motors Co. Ser. B, $2.375 cv. pfd.	5,621	196,384

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	912	821

Lucent Technologies Capital Trust I 7.75% cv. pfd.	218	180,926

Total convertible preferred stocks (cost $1,695,220)		$724,562

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	499	$334,159

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	15,485	282,601

Total preferred stocks (cost $680,522)		$616,760

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$105,000	$109,535
4.071s, 1/1/14	315,000	325,004

Total municipal bonds and notes (cost $420,000)		$434,539

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$39,000	$51,242

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027	145,000	98,781

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	135,000	138,881

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	135,000	123,188

Total convertible bonds and notes (cost $457,458)		$412,092

		Strike
WARRANTS (—%)* †	Expiration date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$426

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	50,760	12,182

Total warrants (cost $10,263)				$12,608

SHORT-TERM INVESTMENTS (39.1%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.16% [d]	49,737,104	$49,737,104

Putnam Money Market Liquidity Fund 0.10% [e]	251,766,636	251,766,636

SSgA Prime Money Market Fund 0.02% i,P	6,035,000	6,035,000

Straight-A Funding, LLC with effective yields ranging from
0.187% to 0.188%, December 19, 2011	$15,000,000	14,985,557

Straight-A Funding, LLC with an effective yield of 0.158%,
October 4, 2011	12,000,000	11,999,840

U.S. Treasury Bills with effective yields ranging from
0.093% to 0.112%, July 26, 2012 # ##	1,303,000	1,301,955

U.S. Treasury Bills with an effective yield of zero %,
July 26, 2012 [i]	120,000	119,916

U.S. Treasury Bills with effective yields ranging from
0.088% to 0.128%, May 3, 2012 # ##	26,353,000	26,335,732

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.111%, February 9, 2012 # ##	3,469,000	3,467,814

U.S. Treasury Bills with an effective yield of 0.100%,
December 1, 2011 # ##	37,437,000	37,430,593

U.S. Treasury Bills with effective yields ranging from
0.079% to 0.094%, November 17, 2011 # ##	9,876,000	9,874,825

U.S. Treasury Bills with an effective yield of zero %,
October 27, 2011 [i]	361,000	361,000

U.S. Treasury Bills with effective yields ranging from
0.240% to 0.259%, October 20, 2011 # ##	26,597,000	26,593,550

Federal Home Loan Discount Notes, for an effective yield
of 0.015%, December 7, 2011	14,000,000	13,999,609

Federal Home Loan Mortgage Corporation, for an effective
yield of 0.015%, December 12, 2011	12,000,000	11,999,640

Federal National Mortgage Association with effective yields
ranging from 0.039% to 0.040%, December 12, 2011	12,500,000	12,499,000

Total short-term investments (cost $478,515,948)		$478,507,771

TOTAL INVESTMENTS

Total investments (cost $1,544,169,336)		$1,545,729,830

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts
BKNT	Bank Notes
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GDR	Global Depository Receipts
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,223,753,596.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of the restricted security held at the close of the reporting period was $118,048, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $567,961,204 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, SDR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $386,180,258)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	10/19/11	$8,982,213	$9,719,064	$736,851

	Brazilian Real	Buy	10/19/11	586,459	666,266	(79,807)

	British Pound	Sell	10/19/11	4,369,240	4,460,163	90,923

	Canadian Dollar	Sell	10/19/11	3,080,458	3,247,401	166,943

	Chilean Peso	Sell	10/19/11	180,326	201,610	21,284

	Czech Koruna	Sell	10/19/11	202,498	206,438	3,940

	Euro	Sell	10/19/11	10,093,342	10,513,564	420,222

	Hungarian Forint	Buy	10/19/11	412,733	457,538	(44,805)

	Japanese Yen	Buy	10/19/11	1,394,699	1,389,331	5,368

	Mexican Peso	Sell	10/19/11	600,034	653,083	53,049

	Norwegian Krone	Sell	10/19/11	3,129,671	3,392,300	262,629

	Russian Ruble	Buy	10/19/11	84,421	91,991	(7,570)

	Singapore Dollar	Sell	10/19/11	627,198	643,018	15,820

	South African Rand	Buy	10/19/11	521,053	584,548	(63,495)

	South Korean Won	Sell	10/19/11	1,483,347	1,620,567	137,220

	Swedish Krona	Sell	10/19/11	1,025,967	1,097,913	71,946

	Swiss Franc	Buy	10/19/11	853,814	899,808	(45,994)

	Taiwan Dollar	Buy	10/19/11	1,133,176	1,192,418	(59,242)

	Turkish Lira	Buy	10/19/11	110,058	115,992	(5,934)

Barclays Bank PLC

	Australian Dollar	Sell	10/19/11	3,561,073	3,757,465	196,392

	Brazilian Real	Sell	10/19/11	1,587,385	1,795,419	208,034

	British Pound	Sell	10/19/11	4,358,931	4,446,542	87,611

	Canadian Dollar	Buy	10/19/11	754,795	795,074	(40,279)

	Chilean Peso	Buy	10/19/11	219,096	244,299	(25,203)

	Czech Koruna	Buy	10/19/11	166,807	176,169	(9,362)

	Euro	Buy	10/19/11	6,290,207	6,495,992	(205,785)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $386,180,258) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Hong Kong Dollar	Buy	10/19/11	$311,301	$310,986	$315

	Hungarian Forint	Buy	10/19/11	644,534	712,442	(67,908)

	Indian Rupee	Sell	10/19/11	962,706	1,017,292	54,586

	Japanese Yen	Sell	10/19/11	23,333	21,442	(1,891)

	Malaysian Ringgit	Sell	10/19/11	315,928	326,285	10,357

	Mexican Peso	Sell	10/19/11	832,232	923,601	91,369

	New Zealand Dollar	Buy	10/19/11	88,146	96,131	(7,985)

	Norwegian Krone	Sell	10/19/11	1,693,232	1,704,921	11,689

	Polish Zloty	Sell	10/19/11	876,786	959,555	82,769

	Russian Ruble	Sell	10/19/11	371,806	404,536	32,730

	Singapore Dollar	Sell	10/19/11	1,307,511	1,382,117	74,606

	South Korean Won	Sell	10/19/11	711,841	777,547	65,706

	Swedish Krona	Sell	10/19/11	88,222	94,530	6,308

	Swiss Franc	Sell	10/19/11	1,660,673	1,755,369	94,696

	Taiwan Dollar	Sell	10/19/11	436,125	456,168	20,043

	Thai Baht	Sell	10/19/11	17,456	17,585	129

	Turkish Lira	Buy	10/19/11	494,750	521,604	(26,854)

Citibank, N.A.

	Australian Dollar	Sell	10/19/11	1,329,049	1,437,047	107,998

	Brazilian Real	Sell	10/19/11	603,484	685,114	81,630

	British Pound	Buy	10/19/11	3,392,206	3,459,735	(67,529)

	Canadian Dollar	Buy	10/19/11	1,707,695	1,799,334	(91,639)

	Chilean Peso	Sell	10/19/11	547,762	611,100	63,338

	Czech Koruna	Buy	10/19/11	261,427	276,156	(14,729)

	Danish Krone	Sell	10/19/11	1,101,682	1,152,465	50,783

	Euro	Sell	10/19/11	655,213	683,296	28,083

	Hong Kong Dollar	Sell	10/19/11	306,586	306,274	(312)

	Hungarian Forint	Buy	10/19/11	683,249	755,619	(72,370)

	Japanese Yen	Buy	10/19/11	4,396,490	4,369,460	27,030

	Mexican Peso	Buy	10/19/11	951,669	1,056,665	(104,996)

	New Zealand Dollar	Sell	10/19/11	412,442	449,326	36,884

	Norwegian Krone	Buy	10/19/11	438,555	475,806	(37,251)

	Polish Zloty	Sell	10/19/11	1,146,785	1,253,006	106,221

	Singapore Dollar	Buy	10/19/11	831,621	894,910	(63,289)

	South African Rand	Buy	10/19/11	250,943	281,926	(30,983)

	South Korean Won	Buy	10/19/11	132,699	145,176	(12,477)

	Swedish Krona	Buy	10/19/11	1,184,544	1,268,364	(83,820)

	Swiss Franc	Sell	10/19/11	1,574,165	1,659,368	85,203

	Taiwan Dollar	Sell	10/19/11	1,651,540	1,726,670	75,130

	Turkish Lira	Buy	10/19/11	474,930	500,765	(25,835)

Credit Suisse AG

	Australian Dollar	Sell	10/19/11	15,011,533	16,105,104	1,093,571

	Brazilian Real	Sell	10/19/11	75,502	85,381	9,879

	British Pound	Buy	10/19/11	5,834,245	5,877,429	(43,184)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $386,180,258) cont.

					Unrealized
	Contract	Delivery		Aggregate	appreciation/
Counterparty Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

Canadian Dollar	Sell	10/19/11	$2,331,792	$2,458,695	$126,903

Chilean Peso	Buy	10/19/11	65,319	72,935	(7,616)

Czech Koruna	Sell	10/19/11	54,604	55,658	1,054

Euro	Buy	10/19/11	3,929,937	4,075,338	(145,401)

Hungarian Forint	Sell	10/19/11	946,193	998,549	52,356

Indian Rupee	Sell	10/19/11	1,698,085	1,794,368	96,283

Japanese Yen	Sell	10/19/11	5,893,381	5,855,638	(37,743)

Malaysian Ringgit	Sell	10/19/11	477,116	492,860	15,744

Mexican Peso	Sell	10/19/11	413,189	439,902	26,713

Norwegian Krone	Sell	10/19/11	839,533	911,386	71,853

Polish Zloty	Sell	10/19/11	1,433,610	1,568,971	135,361

Russian Ruble	Buy	10/19/11	36,043	39,201	(3,158)

South African Rand	Sell	10/19/11	123,944	138,853	14,909

South Korean Won	Sell	10/19/11	1,575,116	1,706,977	131,861

Swedish Krona	Sell	10/19/11	1,731,184	1,853,424	122,240

Swiss Franc	Sell	10/19/11	289,687	311,223	21,536

Taiwan Dollar	Sell	10/19/11	1,837,960	1,912,351	74,391

Turkish Lira	Sell	10/19/11	414,127	436,506	22,379

Deutsche Bank AG

Australian Dollar	Buy	10/19/11	10,411,173	11,250,124	(838,951)

Brazilian Real	Buy	10/19/11	916,382	1,037,534	(121,152)

British Pound	Sell	10/19/11	624,802	637,480	12,678

Canadian Dollar	Buy	10/19/11	1,401,871	1,488,082	(86,211)

Chilean Peso	Sell	10/19/11	515,344	576,419	61,075

Czech Koruna	Buy	10/19/11	302,573	319,941	(17,368)

Euro	Sell	10/19/11	5,375,485	5,599,326	223,841

Hungarian Forint	Sell	10/19/11	677,437	749,494	72,057

Malaysian Ringgit	Buy	10/19/11	134,767	143,756	(8,989)

Mexican Peso	Buy	10/19/11	665,743	738,691	(72,948)

New Zealand Dollar	Sell	10/19/11	700,518	763,715	63,197

Norwegian Krone	Sell	10/19/11	1,323,695	1,436,532	112,837

Polish Zloty	Sell	10/19/11	997,719	1,040,857	43,138

Singapore Dollar	Buy	10/19/11	831,238	894,322	(63,084)

South Korean Won	Sell	10/19/11	170,667	186,507	15,840

Swedish Krona	Buy	10/19/11	1,003,714	1,075,783	(72,069)

Swiss Franc	Buy	10/19/11	5,980,566	6,302,584	(322,018)

Taiwan Dollar	Sell	10/19/11	581,703	608,854	27,151

Turkish Lira	Sell	10/19/11	87,659	92,344	4,685

Goldman Sachs International

Australian Dollar	Sell	10/19/11	2,220,793	2,401,759	180,966

British Pound	Sell	10/19/11	2,515,140	2,562,677	47,537

Canadian Dollar	Sell	10/19/11	3,481,171	3,667,603	186,432

Chilean Peso	Buy	10/19/11	689,885	770,982	(81,097)

Euro	Buy	10/19/11	1,838,703	1,891,242	(52,539)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $386,180,258) cont.

					Unrealized
	Contract	Delivery		Aggregate	appreciation/
Counterparty Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

Hungarian Forint	Sell	10/19/11	$2,381	$2,388	$7

Japanese Yen	Sell	10/19/11	873,037	867,860	(5,177)

Norwegian Krone	Buy	10/19/11	648,852	703,843	(54,991)

Polish Zloty	Sell	10/19/11	298,073	325,725	27,652

South African Rand	Buy	10/19/11	158,891	179,124	(20,233)

Swedish Krona	Sell	10/19/11	553,001	592,089	39,088

Swiss Franc	Sell	10/19/11	3,460,997	3,642,982	181,985

HSBC Bank USA, National Association

Australian Dollar	Buy	10/19/11	3,225,064	3,487,765	(262,701)

British Pound	Buy	10/19/11	829,948	846,751	(16,803)

Euro	Sell	10/19/11	2,880,630	2,947,323	66,693

Indian Rupee	Sell	10/19/11	453,429	480,224	26,795

Japanese Yen	Sell	10/19/11	1,312,441	1,304,789	(7,652)

New Zealand Dollar	Sell	10/19/11	950,850	1,036,631	85,781

Norwegian Krone	Sell	10/19/11	2,383,539	2,586,578	203,039

Singapore Dollar	Sell	10/19/11	471,757	507,572	35,815

South Korean Won	Buy	10/19/11	760,552	832,376	(71,824)

Swiss Franc	Sell	10/19/11	336,311	353,830	17,519

Taiwan Dollar	Sell	10/19/11	997,167	1,043,173	46,006

JPMorgan Chase Bank, N.A.

Australian Dollar	Sell	10/19/11	2,284,787	2,471,581	186,794

Brazilian Real	Sell	10/19/11	482,830	545,422	62,592

British Pound	Buy	10/19/11	12,953,395	13,184,053	(230,658)

Canadian Dollar	Sell	10/19/11	6,396,270	6,725,552	329,282

Chilean Peso	Buy	10/19/11	257,245	286,253	(29,008)

Czech Koruna	Sell	10/19/11	71,991	74,053	2,062

Euro	Sell	10/19/11	5,250,561	5,503,255	252,694

Hong Kong Dollar	Sell	10/19/11	870,461	869,680	(781)

Hungarian Forint	Sell	10/19/11	878,086	970,602	92,516

Japanese Yen	Buy	10/19/11	8,409,094	8,407,364	1,730

Malaysian Ringgit	Sell	10/19/11	95,824	98,981	3,157

Mexican Peso	Buy	10/19/11	141,152	156,654	(15,502)

New Zealand Dollar	Buy	10/19/11	601,087	655,415	(54,328)

Norwegian Krone	Sell	10/19/11	406,652	440,818	34,166

Polish Zloty	Buy	10/19/11	957,610	1,045,650	(88,040)

Russian Ruble	Buy	10/19/11	84,421	91,779	(7,358)

Singapore Dollar	Buy	10/19/11	1,620,230	1,744,109	(123,879)

South African Rand	Buy	10/19/11	520,472	594,463	(73,991)

South Korean Won	Buy	10/19/11	725,508	802,973	(77,465)

Swedish Krona	Buy	10/19/11	815,458	873,051	(57,593)

Swiss Franc	Sell	10/19/11	2,239,826	2,359,507	119,681

Taiwan Dollar	Buy	10/19/11	109,630	115,401	(5,771)

Thai Baht	Buy	10/19/11	2,433	2,519	(86)

Turkish Lira	Sell	10/19/11	574,782	604,440	29,658

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $386,180,258) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/19/11	$1,504,958	$1,621,424	$(116,466)

	Brazilian Real	Sell	10/19/11	425,516	480,650	55,134

	British Pound	Sell	10/19/11	5,271,767	5,388,923	117,156

	Canadian Dollar	Buy	10/19/11	1,365,295	1,439,361	(74,066)

	Chilean Peso	Buy	10/19/11	4,688	5,235	(547)

	Czech Koruna	Sell	10/19/11	39,592	40,127	535

	Euro	Buy	10/19/11	10,508,100	10,938,299	(430,199)

	Hungarian Forint	Buy	10/19/11	290,358	321,813	(31,455)

	Indian Rupee	Sell	10/19/11	893,727	944,098	50,371

	Japanese Yen	Sell	10/19/11	1,759,436	1,748,754	(10,682)

	Malaysian Ringgit	Buy	10/19/11	474,174	505,523	(31,349)

	Mexican Peso	Sell	10/19/11	732,560	807,165	74,605

	New Zealand Dollar	Sell	10/19/11	98,364	107,238	8,874

	Norwegian Krone	Buy	10/19/11	104,576	113,609	(9,033)

	Polish Zloty	Sell	10/19/11	343,669	376,474	32,805

	Russian Ruble	Buy	10/19/11	36,049	39,294	(3,245)

	Singapore Dollar	Sell	10/19/11	1,025,099	1,082,750	57,651

	South African Rand	Sell	10/19/11	1,217,988	1,365,672	147,684

	South Korean Won	Sell	10/19/11	335,333	356,469	21,136

	Swedish Krona	Buy	10/19/11	1,344,246	1,441,839	(97,593)

	Swiss Franc	Sell	10/19/11	155,671	163,723	8,052

	Taiwan Dollar	Buy	10/19/11	1,286,582	1,348,256	(61,674)

	Turkish Lira	Buy	10/19/11	90,721	95,667	(4,946)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/19/11	3,319,234	3,570,086	(250,852)

	Brazilian Real	Sell	10/19/11	2,379,676	2,697,836	318,160

	British Pound	Sell	10/19/11	649,794	631,318	(18,476)

	Canadian Dollar	Buy	10/19/11	875,344	936,065	(60,721)

	Czech Koruna	Sell	10/19/11	467,625	476,899	9,274

	Euro	Buy	10/19/11	6,469,609	6,739,481	(269,872)

	Hungarian Forint	Sell	10/19/11	814,368	899,665	85,297

	Indonesian Rupiah	Sell	10/19/11	486,129	452,135	(33,994)

	Japanese Yen	Buy	10/19/11	2,157,173	2,146,208	10,965

	Malaysian Ringgit	Buy	10/19/11	200,632	214,040	(13,408)

	Mexican Peso	Sell	10/19/11	303,149	332,216	29,067

	Norwegian Krone	Sell	10/19/11	3,896,787	4,225,440	328,653

	Polish Zloty	Buy	10/19/11	683,457	746,423	(62,966)

	Russian Ruble	Buy	10/19/11	84,427	91,784	(7,357)

	Singapore Dollar	Buy	10/19/11	1,073,239	1,155,297	(82,058)

	South African Rand	Sell	10/19/11	182,225	203,997	21,772

	South Korean Won	Buy	10/19/11	105,142	111,860	(6,718)

	Swedish Krona	Buy	10/19/11	1,149,907	1,230,621	(80,714)

	Swiss Franc	Buy	10/19/11	668,755	704,509	(35,754)

	Taiwan Dollar	Sell	10/19/11	1,229,514	1,286,240	56,726

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $386,180,258) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Thai Baht	Buy	10/19/11	$178,199	$184,591	$(6,392)

	Turkish Lira	Sell	10/19/11	76,433	80,514	4,081

UBS AG

	Australian Dollar	Buy	10/19/11	4,272,939	4,678,279	(405,340)

	Brazilian Real	Buy	10/19/11	854,258	967,427	(113,169)

	British Pound	Sell	10/19/11	1,008,118	1,032,599	24,481

	Canadian Dollar	Sell	10/19/11	1,426,000	1,443,758	17,758

	Czech Koruna	Buy	10/19/11	2,168	2,290	(122)

	Euro	Buy	10/19/11	2,761,207	2,832,541	(71,334)

	Hungarian Forint	Buy	10/19/11	13,636	15,065	(1,429)

	Indian Rupee	Buy	10/19/11	1,033,540	1,093,790	(60,250)

	Japanese Yen	Sell	10/19/11	6,906,302	6,848,910	(57,392)

	Mexican Peso	Sell	10/19/11	134,139	148,918	14,779

	New Zealand Dollar	Sell	10/19/11	134,126	146,261	12,135

	Norwegian Krone	Buy	10/19/11	7,407,769	8,042,964	(635,195)

	Polish Zloty	Buy	10/19/11	219,583	239,938	(20,355)

	Russian Ruble	Buy	10/19/11	36,059	39,265	(3,206)

	Singapore Dollar	Buy	10/19/11	1,050,738	1,130,517	(79,779)

	South African Rand	Sell	10/19/11	1,174,929	1,318,160	143,231

	South Korean Won	Buy	10/19/11	717,029	746,318	(29,289)

	Swedish Krona	Sell	10/19/11	2,349,642	2,515,985	166,343

	Swiss Franc	Buy	10/19/11	3,215,282	3,387,499	(172,217)

	Taiwan Dollar	Buy	10/19/11	983,282	1,028,470	(45,188)

	Thai Baht	Sell	10/19/11	17,453	17,552	99

	Turkish Lira	Sell	10/19/11	18,101	19,075	974

Westpac Banking Corp.

	Australian Dollar	Buy	10/19/11	158,677	171,548	(12,871)

	British Pound	Sell	10/19/11	1,403,462	1,368,434	(35,028)

	Canadian Dollar	Buy	10/19/11	2,610,136	2,749,009	(138,873)

	Euro	Sell	10/19/11	16,165,664	16,844,963	679,299

	Japanese Yen	Buy	10/19/11	2,580,032	2,564,302	15,730

	New Zealand Dollar	Buy	10/19/11	377,519	411,416	(33,897)

	Norwegian Krone	Sell	10/19/11	1,624,574	1,763,681	139,107

	Swedish Krona	Sell	10/19/11	1,784,228	1,910,483	126,255

	Swiss Franc	Buy	10/19/11	1,391,319	1,465,632	(74,313)

Total						$3,112,706

FUTURES CONTRACTS OUTSTANDING at 9/30/11

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	39	$3,623,350	Dec-11	$12,611

Australian Government Treasury
Bond 10 yr (Short)	4	371,626	Dec-11	4,492

Canadian Government Bond 10 yr (Long)	30	3,819,253	Dec-11	61,652

Canadian Government Bond 10 yr (Short)	26	3,310,019	Dec-11	(20,428)

Euro STOXX 50 Index (Long)	277	8,014,590	Dec-11	(25,897)

Euro STOXX 50 Index (Short)	544	15,739,845	Dec-11	(82,141)

Euro-Bobl 5 yr (Short)	8	1,311,189	Dec-11	4,588

Euro-Bund 10 yr (Long)	3	549,509	Dec-11	(2,104)

Euro-Schatz 2 yr (Long)	12	1,765,402	Dec-11	(5,032)

Euro-Swiss Franc 3 Month (Short)	8	2,209,631	Dec-11	(15,795)

Euro-Swiss Franc 3 Month (Short)	19	5,252,596	Jun-12	(63,714)

Euro-Swiss Franc 3 Month (Short)	19	5,249,448	Dec-12	(79,122)

Euro-Swiss Franc 3 Month (Short)	19	5,251,546	Mar-12	(50,377)

FTSE 100 Index (Long)	242	19,245,386	Dec-11	(589,320)

FTSE 100 Index (Short)	151	12,008,485	Dec-11	600,521

Japanese Government Bond 10 yr (Long)	18	33,211,909	Dec-11	(112,708)

Japanese Government Bond 10 yr
Mini (Long)	46	8,488,085	Dec-11	(27,092)

MSCI EAFE Index Mini (Long)	67	4,511,110	Dec-11	(41,339)

OMXS 30 Index (Short)	315	4,189,798	Oct-11	(133,668)

Russell 2000 Index Mini (Long)	405	25,980,750	Dec-11	(2,299,705)

Russell 2000 Index Mini (Short)	67	4,298,050	Dec-11	422,971

S&P 500 Index (Long)	26	7,319,000	Dec-11	(185,452)

S&P 500 Index E-Mini (Long)	2,539	142,945,700	Dec-11	(8,542,466)

S&P 500 Index E-Mini (Short)	1,996	112,374,800	Dec-11	5,984,376

S&P Mid Cap 400 Index E-Mini (Long)	345	26,872,050	Dec-11	(2,541,000)

S&P/TSX 60 Index (Short)	24	3,056,092	Dec-11	265,046

SGX MSCI Singapore Index (Short)	38	1,785,635	Oct-11	21,928

SPI 200 Index (Short)	99	9,604,489	Dec-11	234,878

Tokyo Price Index (Short)	300	29,480,444	Dec-11	(515,470)

U.K. Gilt 10 yr (Short)	3	609,231	Dec-11	(11,350)

U.S. Treasury Bond 20 yr (Long)	430	61,328,750	Dec-11	2,421,027

U.S. Treasury Bond 20 yr (Short)	5	713,125	Dec-11	(17,822)

U.S. Treasury Bond 30 yr (Long)	54	8,565,750	Dec-11	860,944

U.S. Treasury Note 2 yr (Long)	379	83,456,985	Dec-11	(80,907)

U.S. Treasury Note 2 yr (Short)	151	33,250,672	Dec-11	37,463

U.S. Treasury Note 5 yr (Long)	239	29,273,766	Dec-11	21,163

U.S. Treasury Note 5 yr (Short)	11	1,347,328	Dec-11	(1,740)

U.S. Treasury Note 10 yr (Long)	3	390,281	Dec-11	(4,412)

U.S. Treasury Note 10 yr (Short)	251	32,653,531	Dec-11	(280,727)

Total				$(4,776,128)

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $18,731,356)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	$6,141,710	Aug-16/4.28	$263,271

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	6,141,710	Aug-16/4.28	799,896

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	7,639,620	Aug-16/5.35	204,360

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	7,639,620	Aug-16/4.35	1,027,147

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 15, 2021.	6,398,663	May-16/4.745	593,796

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 16, 2021.	6,398,663	May-16/4.745	106,858

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	6,616,660	Jun-16/4.89	104,543

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	6,616,660	Jun-16/4.39	529,333

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	2,105,117	Jul-14/4.3725	48,439

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	2,105,117	Jul-14/4.375	314,736

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	842,045	Jul-14/4.34	19,830

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	2,105,112	Jul-14/4.35	49,260

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	842,045	Jul-14/4.34	123,873

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $18,731,356) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	$2,105,112	Jul-14/4.35	$311,157

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	2,105,112	Jul-14/4.19	54,501

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	2,105,112	Jul-14/4.19	287,874

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,574,340	Feb-15/5.36	26,732

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,574,340	Feb-15/5.36	338,688

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	3,406,824	Jul-16/4.815	111,744

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	3,406,824	Jul-16/4.815	556,675

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	1,362,729	Jul-16/4.80	45,106

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	1,362,729	Jul-16/4.80	221,307

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	3,406,824	Jul-16/4.80	112,766

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	3,406,824	Jul-16/4.80	553,268

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	3,406,824	Jul-16/4.67	120,261

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	3,406,824	Jul-16/4.67	524,651

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $18,731,356) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	$4,088,188	Aug-16/4.68	$143,904

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	4,088,188	Aug-16/4.68	632,034

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	2,526,134	Aug-14/4.20	65,402

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	2,526,134	Aug-14/4.20	346,308

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	161,689	May-16/5.11	2,443

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	161,689	May-16/4.11	11,472

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	6,724,074	Jun-16/5.12	101,601

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	6,724,074	Jun-16/4.12	479,158

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	15,996,658	May-16/4.77	272,007

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	4,190,064	May-16/4.7575	392,777

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	4,190,064	May-16/4.7575	71,629

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	15,996,658	May-16/4.77	1,506,821

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.01625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	4,354,903	Nov-11/4.01625	653

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
3.51625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	4,354,903	Nov-11/3.51625	746,561

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $18,731,356) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	$13,757,400	Nov-11/3.425	$53,654

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	13,757,400	Nov-11/3.425	2,116,026

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	14,823,538	Dec-11/2.24	2,816

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	14,823,538	Dec-11/2.24	649,419

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	8,872,918	May-16/4.765	153,413

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	8,872,918	May-16/4.765	833,788

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	158,406	May-16/4.60	2,950

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	158,406	May-16/4.60	13,914

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 5.02%
versus the three month USD-LIBOR-BBA maturing
May 3, 2026.	23,092,447	Apr-16/5.02	675,685

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing May 3, 2026.	23,092,447	Apr-16/5.02	4,125,004

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	4,677,417	Nov-11/2.31	374

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	4,677,417	Nov-11/2.31	222,722

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	15,293,410	Dec-11/1.29	78,914

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $18,731,356) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	$15,293,410	Dec-11/1.29	$124,335

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	159,199	May-16/4.86	2,601

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	159,199	May-16/4.36	12,610

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	6,574,650	Jun-16/4.575	124,261

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	6,574,650	Jun-16/4.575	571,469

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	12,203,000	May-12/5.51	3,574,869

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	12,203,000	May-12/5.51	1,952

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	2,104,558	Jul-14/4.29	50,720

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	2,104,558	Jul-14/4.29	302,678

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	1,976,602	Jul-14/4.36	45,640

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	1,976,602	Jul-14/4.36	294,000

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,469,460	Feb-15/5.27	97,083

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	5,469,460	Feb-15/5.27	1,139,671

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $18,731,356) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	$2,998,911	Jun-16/4.815	$98,574

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	2,998,911	Jun-16/4.815	492,901

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	3,405,927	Jul-16/4.74	118,458

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	3,405,927	Jul-16/4.74	541,304

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	3,198,849	Jul-16/4.79	108,889

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	3,198,849	Jul-16/4.79	518,629

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF 14,050,000	Jan-12/0.722	154,451

Total			$29,526,616

TBA SALE COMMITMENTS OUTSTANDING at 9/30/11 (proceeds receivable $5,406,836)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 4s, October 1, 2041	$1,000,000	10/13/11	$1,048,125

FNMA, 5 1/2s, October 1, 2041	4,000,000	10/13/11	4,341,562

Total			$5,389,687

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$4,784,000	$308,090	8/17/21	4.55%	3 month USD-
				LIBOR-BBA	$(787,190)

6,523,000	421,060	8/19/21	4.475%	3 month USD-
				LIBOR-BBA	(1,025,986)

11,818,900	—	9/23/13	3 month USD-
			LIBOR-BBA	0.45%	(28,354)

8,026,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.5075%	(10,347)

1,691,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1825%	11,618

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$10,721,000	$—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	$(6,004)

	2,707,000	—	8/2/21	2.97236%	3 month USD-
					LIBOR-BBA	(228,865)

	1,486,400	(1,351)	2/7/41	4.401%	3 month USD-
					LIBOR-BBA	(537,221)

AUD	1,480,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(152,085)

CAD	912,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	171

EUR	9,000,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	229,973

JPY	424,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	18,659

Barclays Bank PLC
	$4,597,118	41,604	9/8/16	2.065%	3 month USD-
					LIBOR-BBA	(146,165)

	270,000	—	9/15/20	3 month USD-
				LIBOR-BBA	2.032%	1,139

	6,001,500	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	(67,636)

	5,892,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.51%	(6,969)

	1,950,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	141,287

	2,527,000	—	9/20/20	2.136%	3 month USD-
					LIBOR-BBA	(31,727)

	9,868,500	—	9/21/13	3 month USD-
				LIBOR-BBA	0.4925%	(15,445)

	9,897,400	—	9/22/13	0.4775%	3 month USD-
					LIBOR-BBA	18,522

	752,000	—	9/22/21	2.18%	3 month USD-
					LIBOR-BBA	(5,457)

	769,000	—	9/22/41	3 month USD-
				LIBOR-BBA	2.975%	45,844

	8,026,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(10,606)

	16,683,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(18,560)

	13,742,000	—	9/28/21	2.041%	3 month USD-
					LIBOR-BBA	82,591

	58,520,000	—	9/28/13	3 month USD-
				LIBOR-BBA	0.511043%	(74,241)

	718,000	—	9/29/41	3 month USD-
				LIBOR-BBA	2.857%	24,655

	2,053,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.155%	9,073

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$17,849,000	$—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	$(16,198)

1,561,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	(8,211)

13,903,100	(51,850)	6/17/41	3 month USD-
			LIBOR-BBA	4.04%	4,021,263

600,000	—	6/20/41	3.91625%	3 month USD-
				LIBOR-BBA	(159,876)

3,179,000	—	10/3/13	0.543%	3 month USD-
				LIBOR-BBA	2,146

146,000	—	10/3/41	3 month USD-
			LIBOR-BBA	2.8175%	3,743

1,621,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	3,383

19,262,600	—	3/10/18	3.06%	3 month USD-
				LIBOR-BBA	(1,780,003)

12,510,000	—	6/27/41	3 month USD-
			LIBOR-BBA	3.88882%	3,253,277

5,080,000	—	6/28/41	3.885%	3 month USD-
				LIBOR-BBA	(1,316,513)

1,690,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.88%	436,194

6,680,000	—	6/29/14	3 month USD-
			LIBOR-BBA	3.85488%	1,690,381

3,700,000	—	6/30/14	3 month USD-
			LIBOR-BBA	3.92%	986,896

13,089,000	—	7/8/13	0.6775%	3 month USD-
				LIBOR-BBA	(40,049)

8,243,000	—	7/12/20	3 month USD-
			LIBOR-BBA	3.1225%	833,850

17,347,000	—	7/12/13	0.7225%	3 month USD-
				LIBOR-BBA	(67,946)

1,846,000	—	7/12/41	4.0825%	3 month USD-
				LIBOR-BBA	(552,074)

2,894,000	—	7/13/20	3 month USD-
			LIBOR-BBA	2.93%	245,531

4,851,000	—	7/13/41	3.948%	3 month USD-
				LIBOR-BBA	(1,312,522)

21,674,000	—	7/13/13	0.645%	3 month USD-
				LIBOR-BBA	(51,318)

3,339,000	—	7/14/41	3.88%	3 month USD-
				LIBOR-BBA	(855,093)

2,572,000	—	7/20/41	3 month USD-
			LIBOR-BBA	3.888%	661,720

2,933,008	(45,168)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	235,856

8,760,000	(11,568)	3/30/31	4.17%	3 month USD-
				LIBOR-BBA	(2,180,681)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$1,878,000	$—	7/25/41	3 month USD-
			LIBOR-BBA	3.97%	$514,836

5,381,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.635%	10,688

1,313,000	—	7/28/41	3 month USD-
			LIBOR-BBA	3.9675%	358,931

830,000	—	8/2/41	3.8925%	3 month USD-
				LIBOR-BBA	(213,388)

3,066,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(750,051)

865,000	—	8/4/41	3.6108%	3 month USD-
				LIBOR-BBA	(170,787)

800,000	—	8/5/41	3 month USD-
			LIBOR-BBA	3.58%	152,683

821,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(139,752)

3,107,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.49%	532,948

696,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.575%	131,867

25,538,000	—	8/17/21	2.39%	3 month USD-
				LIBOR-BBA	(752,770)

70,486,000	—	8/17/13	3 month USD-
			LIBOR-BBA	0.45%	(141,018)

8,318,000	—	8/17/41	3 month USD-
			LIBOR-BBA	3.343%	1,163,366

46,463,904	—	8/18/13	0.439%	3 month USD-
				LIBOR-BBA	103,500

80,838,641 E	—	3/21/13	3 month USD-
			LIBOR-BBA	0.44125%	(122,066)

2,426,000	—	8/23/21	2.23667%	3 month USD-
				LIBOR-BBA	(36,008)

62,670,300	1,260	5/4/13	3 month USD-
			LIBOR-BBA	0.78%	406,671

3,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(90,444)

819,000	—	9/1/21	2.355%	3 month USD-
				LIBOR-BBA	(20,509)

1,498,000	—	9/6/20	2.231%	3 month USD-
				LIBOR-BBA	(32,356)

1,111,000	—	9/6/41	3.2375%	3 month USD-
				LIBOR-BBA	(128,963)

3,810,000	—	9/6/13	3 month USD-
			LIBOR-BBA	0.4925%	(5,328)

15,671,000	—	9/6/13	3 month USD-
			LIBOR-BBA	0.48875%	(23,086)

1,798,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.17%	13,345

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$1,798,000	$—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	$15,010

	1,358,000	—	9/8/21	2.186%	3 month USD-
					LIBOR-BBA	(12,089)

	2,546,000	—	9/8/41	3 month USD-
				LIBOR-BBA	2.958%	145,314

	25,826,000	—	9/8/13	0.52875%	3 month USD-
					LIBOR-BBA	18,223

	12,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	(53)

	4,374,000	—	9/13/21	2.145%	3 month USD-
					LIBOR-BBA	(20,748)

	804,000	—	9/13/41	2.975%	3 month USD-
					LIBOR-BBA	(48,472)

	4,271,000	—	9/15/13	3 month USD-
				LIBOR-BBA	0.5275%	(3,420)

AUD	15,650,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(717,392)

AUD	11,890,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	956,677

AUD	2,330,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(232,242)

EUR	15,910,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	383,915

EUR	19,887,500	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(466,830)

EUR	1,580,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	402

EUR	524,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	(661)

GBP	2,308,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(17,558)

GBP	5,420,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(324,970)

GBP	2,430,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(251,440)

GBP	8,200,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	678,313

Citibank, N.A.
	$81,115,900	(25,665)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	7,844,451

	11,675,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(26,000)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$1,628,000	$—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	$5,089

	6,214,700	(2,867)	9/26/13	0.49%	3 month USD-
					LIBOR-BBA	7,336

	13,331,800	(131,345)	9/26/20	3 month USD-
				LIBOR-BBA	1.96%	(167,307)

	19,260,000	—	9/30/18	3 month USD-
				LIBOR-BBA	1.73625%	47,534

	3,646,000	—	9/30/16	3 month USD-
				LIBOR-BBA	1.25375%	(530)

	1,559,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.55625%	(575)

	2,021,250	—	10/3/20	2.04%	3 month USD-
					LIBOR-BBA	(7,760)

	1,874,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.159%	8,283

	170,000	—	10/3/41	2.804%	3 month USD-
					LIBOR-BBA	(3,901)

	1,710,113	—	7/11/20	3 month USD-
				LIBOR-BBA	3.122%	173,042

	1,300,000	—	4/7/41	4.3%	3 month USD-
					LIBOR-BBA	(461,196)

	34,600,000	—	8/5/13	3 month USD-
				LIBOR-BBA	0.5725%	21,375

	2,700,000	—	8/5/16	1.505%	3 month USD-
					LIBOR-BBA	(42,353)

	1,200,000	—	8/5/41	3.5875%	3 month USD-
					LIBOR-BBA	(230,923)

	8,000,000	—	8/5/21	2.725%	3 month USD-
					LIBOR-BBA	(491,313)

	734,000	—	8/5/16	3 month USD-
				LIBOR-BBA	1.4925%	11,066

	604,000	—	8/8/41	3.5825%	3 month USD-
					LIBOR-BBA	(115,443)

	1,353,000	—	8/8/41	3.517%	3 month USD-
					LIBOR-BBA	(239,905)

	29,100,000	—	9/9/13	3 month USD-
				LIBOR-BBA	0.525%	(22,786)

	9,800,000	—	9/9/16	1.1925%	3 month USD-
					LIBOR-BBA	18,003

	15,400,000	—	9/9/21	2.225%	3 month USD-
					LIBOR-BBA	(191,328)

	3,400,000	—	9/9/41	3 month USD-
				LIBOR-BBA	3.05%	259,651

	9,568,000	616,658	8/17/21	4.49%	3 month USD-
					LIBOR-BBA	(1,520,959)

SEK	5,379,600	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	(4,810)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
SEK	5,497,000	$—	10/4/21	2.5%	3 month SEK-
					STIBOR-SIDE	$(904)

SEK	16,417,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(122,974)

SEK	16,895,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(127,343)

Credit Suisse International
	$5,278,600	(1,516)	5/27/21	3.21%	3 month USD-
					LIBOR-BBA	(596,114)

	1,210,000	—	9/16/21	3 month USD-
				LIBOR-BBA	2.20375%	11,982

	14,410,300	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	20,160

	990,000	—	9/22/21	2.15125%	3 month USD-
					LIBOR-BBA	(4,563)

	15,445,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(15,772)

	2,829,750	—	10/3/20	2.055%	3 month USD-
					LIBOR-BBA	(13,356)

	2,623,600	—	10/3/21	3 month USD-
				LIBOR-BBA	2.172%	14,718

	16,800,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(93,912)

	1,188,000	—	8/8/13	3 month USD-
				LIBOR-BBA	0.57375%	729

	8,138,800	(42,146)	8/15/21	2.34%	3 month USD-
					LIBOR-BBA	(245,668)

	194,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(16,166)

	256,000	—	8/26/21	2.362%	3 month USD-
					LIBOR-BBA	(6,698)

	17,915,200	—	8/31/13	3 month USD-
				LIBOR-BBA	0.493%	(23,489)

	3,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(90,444)

	56,451,600	—	8/31/13	3 month USD-
				LIBOR-BBA	0.5125%	(52,097)

	18,514,800	—	8/31/21	2.43125%	3 month USD-
					LIBOR-BBA	(599,844)

	5,566,200	—	8/31/41	3 month USD-
				LIBOR-BBA	3.264%	685,099

	1,798,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	13,345

	182,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.944%	9,771

	1,707,000	—	9/14/13	3 month USD-
				LIBOR-BBA	0.53875%	(948)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$73,398,400	$(7,435)	5/27/13	3 month USD-
				LIBOR-BBA	0.72%	$359,296

CHF	3,177,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(17,639)

GBP	5,422,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	268,106

MXN	30,380,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	33,680

Deutsche Bank AG
	$106,000	—	9/14/21	2.145%	3 month USD-
					LIBOR-BBA	(493)

	1,298,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	71,327

	3,863,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(7,254)

	4,142,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(50,457)

	16,683,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(18,393)

	1,380,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	7,369

	69,044,300	(182,018)	3/10/19	3.58%	3 month USD-
					LIBOR-BBA	(9,119,918)

	1,691,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	12,396

	3,234,000	—	10/3/20	2.034%	3 month USD-
					LIBOR-BBA	(9,573)

	2,998,400	—	10/3/21	3 month USD-
				LIBOR-BBA	2.153%	11,574

	2,154,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	(709)

	41,630,300	(63,845)	7/18/21	3.04%	3 month USD-
					LIBOR-BBA	(3,893,588)

	159,885,000	233,178	7/18/25	3 month USD-
				LIBOR-BBA	3.47%	21,650,745

	25,158,000	—	7/27/13	0.6325%	3 month USD-
					LIBOR-BBA	(48,989)

	1,251,000	—	7/27/41	3.95%	3 month USD-
					LIBOR-BBA	(337,495)

	733,500	—	8/8/20	2.547%	3 month USD-
					LIBOR-BBA	(37,046)

	1,122,314	—	8/10/41	3 month USD-
				LIBOR-BBA	3.455%	184,135

	23,391,900	—	8/12/16	3 month USD-
				LIBOR-BBA	1.255%	70,374

	71,281,100	12,567	12/31/14	1.91%	3 month USD-
					LIBOR-BBA	(2,890,414)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$4,185,900	$—	8/12/41	3.32%	3 month USD-
				LIBOR-BBA	$(566,809)

63,997,800	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(8,391,012)

3,830,200	—	8/16/21	3 month USD-
			LIBOR-BBA	2.4775%	144,193

52,830,600	—	8/16/16	1.24%	3 month USD-
				LIBOR-BBA	(106,684)

20,421,500	—	8/16/21	3 month USD-
			LIBOR-BBA	2.435%	688,472

5,072,900	—	8/16/41	3 month USD-
			LIBOR-BBA	3.36%	728,059

44,853,900	—	8/17/41	3 month USD-
			LIBOR-BBA	3.3625%	6,457,844

624,000	—	8/18/41	3.37%	3 month USD-
				LIBOR-BBA	(90,772)

31,021,100	—	8/18/13	0.442%	3 month USD-
				LIBOR-BBA	67,252

45,961,200	—	8/18/41	3.3525%	3 month USD-
				LIBOR-BBA	(6,516,217)

93,909,900	—	8/18/21	3 month USD-
			LIBOR-BBA	2.419%	3,012,766

4,631,300	—	8/22/21	3 month USD-
			LIBOR-BBA	2.218%	61,050

5,288,900	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(5,334)

8,876,900	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(159,150)

5,701,400	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	479,265

50,643,600	—	8/30/13	3 month USD-
			LIBOR-BBA	0.5075%	(52,297)

8,729,600	—	8/30/21	2.4075%	3 month USD-
				LIBOR-BBA	(261,475)

2,209,100	—	8/30/41	3 month USD-
			LIBOR-BBA	3.2425%	260,030

139,700,000	—	1/8/14	2.375%	3 month USD-
				LIBOR-BBA	(6,263,513)

12,112,000	—	8/31/13	3 month USD-
			LIBOR-BBA	0.4925%	(16,006)

3,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(90,444)

13,531,400	—	9/12/13	3 month USD-
			LIBOR-BBA	0.5%	(17,495)

7,120,900	—	9/12/21	3 month USD-
			LIBOR-BBA	2.2125%	78,472

4,507,400	—	9/12/41	3.065%	3 month USD-
				LIBOR-BBA	(357,481)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$4,028,000	$—	9/14/16	1.175%	3 month USD-
					LIBOR-BBA	$12,112

	1,292,404	(41,357)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	342,008

EUR	20,950,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(2,620,777)

KRW 2,029,000,000		—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(2,087)

KRW 2,024,000,000		—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(50,988)

KRW 2,024,000,000		—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(52,640)

KRW 2,007,000,000		—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(52,509)

MXN	30,380,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	43,184

Goldman Sachs International
	$6,001,500	—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	(74,506)

	5,892,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.515%	(6,258)

	1,950,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	147,439

	636,000	—	9/20/41	3.065%	3 month USD-
					LIBOR-BBA	(50,053)

	16,400,000	—	6/7/41	3 month USD-
				LIBOR-BBA	3.97%	4,575,925

	10,523,700	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	14,723

	2,847,000	—	9/21/21	3 month USD-
				LIBOR-BBA	2.188%	22,975

	10,315,900	—	9/23/13	3 month USD-
				LIBOR-BBA	0.4525%	(24,226)

	6,468,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(8,469)

	2,670,000	—	9/26/21	3 month USD-
				LIBOR-BBA	1.93875%	(40,852)

	4,590,023	(166,847)	9/29/41	3 month USD-
				LIBOR-BBA	3.99%	1,084,170

	2,599,000	—	7/1/14	1.105%	3 month USD-
					LIBOR-BBA	(35,480)

	339,000	—	9/28/41	2.69625%	3 month USD-
					LIBOR-BBA	(198)

INTEREST RATE SWAP. CONTRACTS. OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$16,844,000	$—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	$(20,845)

1,906,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	7,775

1,449,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	(536)

601,000	—	7/1/41	3 month USD-
			LIBOR-BBA	4.02625%	173,171

75,069,500	(31,911)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	2,266,776

41,000	—	7/21/41	3.935%	3 month USD-
				LIBOR-BBA	(10,951)

4,033,000	—	7/21/13	3 month USD-
			LIBOR-BBA	0.665%	10,732

655,000	—	7/25/41	3.9325%	3 month USD-
				LIBOR-BBA	(174,375)

3,987,000	—	7/25/13	3 month USD-
			LIBOR-BBA	0.65625%	9,729

16,057,000	—	7/25/13	0.65625%	3 month USD-
				LIBOR-BBA	(39,183)

15,527,100 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(77,170)

15,780,000	—	7/26/13	3 month USD-
			LIBOR-BBA	0.63%	30,087

3,671,000	—	7/26/41	3 month USD-
			LIBOR-BBA	3.93625%	979,850

8,245,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.61875%	13,701

1,626,000	—	7/28/41	3.935%	3 month USD-
				LIBOR-BBA	(433,346)

1,230,000	—	8/2/41	3.8725%	3 month USD-
				LIBOR-BBA	(311,031)

2,256,000	—	8/2/21	3.00125%	3 month USD-
				LIBOR-BBA	(196,752)

1,477,000	—	8/2/41	3.81625%	3 month USD-
				LIBOR-BBA	(355,955)

1,413,000	—	8/3/41	3.754%	3 month USD-
				LIBOR-BBA	(321,862)

12,984,000	—	8/4/13	0.58875%	3 month USD-
				LIBOR-BBA	(12,415)

1,267,000	—	8/4/41	3.718%	3 month USD-
				LIBOR-BBA	(278,830)

1,382,000	—	8/4/41	3.711%	3 month USD-
				LIBOR-BBA	(302,105)

1,350,000	—	8/4/41	3.6225%	3 month USD-
				LIBOR-BBA	(269,891)

2,464,000	—	8/5/41	3.593%	3 month USD-
				LIBOR-BBA	(477,016)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$821,000	$—	8/9/41	3.48375%	3 month USD-
					LIBOR-BBA	$(139,752)

	1,045,000	—	8/9/41	3 month USD-
				LIBOR-BBA	3.54%	190,267

	977,000	—	8/10/41	3.435%	3 month USD-
					LIBOR-BBA	(156,173)

	7,557,800	—	8/15/41	3.2475%	3 month USD-
					LIBOR-BBA	(905,999)

	2,244,700	—	8/15/41	3.365%	3 month USD-
					LIBOR-BBA	(324,710)

	7,660,400	—	8/16/21	3 month USD-
				LIBOR-BBA	2.47%	283,028

	1,800,000	—	8/18/21	2.3425%	3 month USD-
					LIBOR-BBA	(45,036)

	2,345,000	—	8/19/21	2.37125%	3 month USD-
					LIBOR-BBA	(64,682)

	1,143,000	—	8/19/41	3 month USD-
				LIBOR-BBA	3.315%	152,915

	410,000	—	8/24/41	3 month USD-
				LIBOR-BBA	3.075%	33,946

	560,000	—	8/24/21	2.2625%	3 month USD-
					LIBOR-BBA	(9,598)

	6,560,000	—	8/24/16	3 month USD-
				LIBOR-BBA	1.235%	8,224

	17,547,000	—	8/30/13	3 month USD-
				LIBOR-BBA	0.48375%	(26,416)

	3,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(90,444)

	48,327,300	139,672	5/9/21	3.3%	3 month USD-
					LIBOR-BBA	(5,781,717)

	10,565,400	67,507	5/9/41	4.09%	3 month USD-
					LIBOR-BBA	(3,177,475)

	952,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(20,490)

	956,000	—	9/1/41	3.195%	3 month USD-
					LIBOR-BBA	(102,790)

	862,000	—	9/1/13	3 month USD-
				LIBOR-BBA	0.4975%	(1,085)

	1,222,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	(19,110)

	1,913,000	—	9/13/21	2.16625%	3 month USD-
					LIBOR-BBA	(12,806)

	315,000	—	9/13/41	3 month USD-
				LIBOR-BBA	3.023%	22,174

EUR	6,910,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	158,710

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	2,300,000	$—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	$3,442

EUR	20,800,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	31,125

EUR	11,940,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(222,168)

GBP	4,660,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	8,882

GBP	2,430,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(39,996)

GBP	4,403,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	21,805

GBP	4,229,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(235,068)

GBP	4,228,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(198,552)

KRW	3,491,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	6,824

KRW	3,164,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(73,224)

KRW	1,940,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(49,367)

KRW	3,689,303,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	57,654

SEK	4,020,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(8,645)

JPMorgan Chase Bank, N.A.
	$8,374,100	25,771	2/18/41	4.43%	3 month USD-
					LIBOR-BBA	(3,035,829)

	8,686,500	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	1,783,350

	33,500,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(191,285)

	14,200,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(83,496)

	118,568,000	—	3/5/18	4.325%	3 month USD-
					LIBOR-BBA	(20,391,881)

	5,993,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.51375%	(7,089)

	16,683,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(18,393)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$1,968,000	$(65,928)	9/8/41	3 month USD-
			LIBOR-BBA	4.0275%	$489,577

38,200,000	—	6/10/13	3 month USD-
			LIBOR-BBA	0.5775%	74,141

9,400,000	—	6/10/21	3.061%	3 month USD-
				LIBOR-BBA	(918,101)

400,000	—	6/10/41	3.933%	3 month USD-
				LIBOR-BBA	(108,372)

5,384,000	—	7/19/21	3.074%	3 month USD-
				LIBOR-BBA	(511,828)

3,959,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.18%	26,608

1,680,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	14,718

3,168,000	—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	21,289

5,444,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	230

29,819,800	41,794	8/3/15	1.23%	3 month USD-
				LIBOR-BBA	(331,851)

1,127,000	—	8/8/41	3.466%	3 month USD-
				LIBOR-BBA	(187,700)

676,000	—	8/8/41	3.4275%	3 month USD-
				LIBOR-BBA	(107,093)

624,000	—	8/9/41	3.485%	3 month USD-
				LIBOR-BBA	(106,376)

33,768,600	3,827	8/19/13	3 month USD-
			LIBOR-BBA	0.44%	(70,940)

1,564,000	—	8/23/21	2.243%	3 month USD-
				LIBOR-BBA	(24,132)

3,452,000	—	8/23/41	3 month USD-
			LIBOR-BBA	3.088%	295,565

1,313,000	—	8/30/21	3 month USD-
			LIBOR-BBA	2.4225%	41,143

9,689,600	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5%	(11,359)

711,000	—	9/2/21	3 month USD-
			LIBOR-BBA	2.35%	17,419

18,908,000	1,187,422	7/26/21	4.525%	3 month USD-
				LIBOR-BBA	(3,136,067)

28,362,000	1,794,818	7/27/21	4.745%	3 month USD-
				LIBOR-BBA	(5,265,146)

1,296,000	—	9/2/41	3 month USD-
			LIBOR-BBA	3.187%	137,057

5,529,000	—	9/14/21	3 month USD-
			LIBOR-BBA	2.124%	15,045

5,608,000	—	9/14/21	2.1575%	3 month USD-
				LIBOR-BBA	(32,565)

362,000	—	9/15/41	2.984%	3 month USD-
				LIBOR-BBA	(22,452)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$1,025,000	$—	9/19/21	3 month USD-
				LIBOR-BBA	2.266%	$15,784

	932,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(537)

CAD	3,139,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	6,494

CAD	5,109,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(10,570)

CAD	2,470,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	5,110

CAD	1,230,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(444)

EUR	15,910,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	403,631

EUR	15,910,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(387,644)

JPY	531,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(273,519)

JPY	982,870,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(142,380)

JPY	980,150,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	90,078

JPY	372,000,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	153,124

JPY	500,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(102,764)

JPY	173,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(2,307)

MXN	10,354,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(6,221)

MXN	13,389,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(7,956)

MXN	4,340,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	7,109

MXN	49,187,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	72,918

MXN	7,830,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	1,008

UBS, AG
AUD	3,441,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(8,339)

AUD	3,075,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	2,311

CHF	16,257,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(223,265)

Total						$(38,084,729)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
baskets	362,176	7/30/12	3 month USD-	A basket (GDX)	$(1,051,098)
			LIBOR-BBA	of common stocks

Barclays Bank PLC
	$4,700,000	4/7/16	(2.63%)	USA Non Revised	(168,942)
				Consumer Price
				Index - Urban (CPI-U)

	1,587,637	1/12/40	4.50% (1 month	Synthetic MBX	(1,889)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	2,279,942	1/12/41	5.00% (1 month	Synthetic MBX	(6,395)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	1,370,736	1/12/41	5.00% (1 month	Synthetic MBX	(3,845)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	258,012	1/12/41	4.50% (1 month	Synthetic MBX	(428)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	285,463	1/12/40	5.00% (1 month	Synthetic MBX	(756)
			USD-LIBOR)	Index 5.00%
				year Fannie Mae
				30 pools

	926,502	1/12/40	5.00% (1 month	Synthetic MBX	(2,453)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	671,803	1/12/40	5.00% (1 month	Synthetic MBX	(1,778)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	267,043	1/12/39	5.50% (1 month	Synthetic TRS	(4,946)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

	1,499,433	1/12/41	5.00% (1 month	Synthetic TRS	(31,458)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

	226,099	1/12/40	(5.00%) 1 month	Synthetic TRS	3,117
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
	96,388	1/12/39	(5.50%) 1 month	Synthetic TRS	1,785
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
units	326	4/11/12	3 month USD-	Russell 1000	$42,968
			LIBOR-BBA	Total Return Index
			minus 0.05%

	$1,053,813	1/12/41	5.00% (1 month	Synthetic MBX	(2,956)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	974,416	1/12/41	(4.50%) 1 month	Synthetic MBX	1,616
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

	1,030,433	1/12/41	5.00% (1 month	Synthetic MBX	(2,890)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

baskets	925	4/11/12	(3 month USD-	A basket	(8,963,002)
			LIBOR-BBA	(CGPUTQL1)
			plus 0.10%)	of common stocks

GBP	5,450,000	5/18/13	(3.38%)	GBP Non-revised	103,065
				UK Retail Price
				Index

units	20,628	4/11/12	3 month USD-	Russell 2000	10,914,075
			LIBOR-BBA	Total Return Index
			minus 0.05%

units	861	4/11/12	(3 month USD-	Russell 2000	472,126
			LIBOR-BBA)	Total Return Index

Credit Suisse International
	$1,041,801	1/12/41	4.50% (1 month	Synthetic MBX	(1,728)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	5,877,451	1/12/41	4.50% (1 month	Synthetic MBX	(7,012)
			USD-LIBOR)	Index 4.50%
				30 year Ginnie
				Mae II pools

	105,886	1/12/40	5.00% (1 month	Synthetic TRS	(1,460)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	99,153	1/12/39	(5.50%) 1 month	Synthetic TRS	1,836
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
	2,690,000	3/1/16	2.47%	USA Non Revised	58,992
				Consumer Price
				Index - Urban (CPI-U)

	2,017,500	3/3/16	2.45%	USA Non Revised	42,388
				Consumer Price
				Index - Urban (CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$71,501	1/12/39	(5.50%) 1 month	Synthetic TRS	$1,324
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

	248,259	1/12/41	4.50% (1 month	Synthetic MBX	(412)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

JPMorgan Chase Bank, N.A.
shares	804,010	10/20/11	(3 month USD-	iShares MSCI	(9,559,316)
			LIBOR-BBA plus	Emerging Markets
			5 bp)	Index

Total					$(8,169,472)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
DJ CDX NA HY Series
17 Version 1 Index	B+	$57,569	$610,000	12/20/16	500 bp	$(16,292)

Citibank, N.A.
DJ CDX EM Series 11
Index	—	(8,100)	300,000	6/20/14	(500 bp)	(25,591)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,976)	1,570,000	12/20/19	(100 bp)	248,700

DJ CDX NA HY Series
17 Version 1 Index	B+	2,527,603	25,435,000	12/20/16	500 bp	(552,152)

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	(37,840)	1,720,000	6/20/14	(500 bp)	(138,124)

DJ CDX NA HY Series
17 Version 1 Index	B+	4,485,075	42,715,000	12/20/16	500 bp	(686,999)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 580,000	9/20/13	715 bp	60,164

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 800,000	9/20/13	477 bp	30,365

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 800,000	9/20/13	535 bp	42,335

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	$—	$605,000	9/20/13	495 bp	$26,042

Lighthouse
International Co,
SA, 8%, 4/30/14	Ca	—	EUR 745,000	3/20/13	680 bp	(711,510)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
17 Version 1 Index	B+	1,712,729	$17,235,000	12/20/16	500 bp	(374,144)

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(25,334)	EUR 2,129,000	12/20/14	(500 bp)	109,486

Total						$(1,987,720)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$17,037,321	$10,876,529	$—

Capital goods	22,834,593	9,045,377	40,445

Communication services	21,323,272	6,660,051	—

Conglomerates	5,007,308	1,686,261	—

Consumer cyclicals	48,980,423	12,966,799	765

Consumer staples	37,182,768	13,622,519	—

Energy	39,709,054	8,518,441	—

Financials	51,161,289	20,584,303	—

Health care	49,988,161	10,658,520	—

Technology	64,287,447	4,816,194	—

Transportation	2,784,411	2,817,999	—

Utilities and power	13,072,120	4,701,519	—

Total common stocks	373,368,167	106,954,512	41,210

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$22,688,509	$—

Commodity linked notes	—	16,348,134	—

Convertible bonds and notes	—	412,092	—

Convertible preferred stocks	—	724,562	—

Corporate bonds and notes	—	221,509,433	178,130

Foreign government bonds and notes	—	12,869,361	—

Investment companies	47,678,703	—	—

Mortgage-backed securities	—	54,225,178	—

Municipal bonds and notes	—	434,539	—

Preferred stocks	—	616,760	—

Purchased options outstanding	—	21,519,300	—

Senior loans	—	6,962,645	—

U.S. Government and agency mortgage obligations	—	178,450,898	—

U.S. Treasury obligations	—	2,227,318	—

Warrants	—	426	12,182

Short-term investments	257,801,636	220,706,135	—

Totals by level	$678,848,506	$866,649,802	$231,522

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$3,112,706	$—

Futures contracts	(4,776,128)	—	—

Written options	—	(29,526,616)	—

TBA sale commitments	—	(5,389,687)	—

Interest rate swap contracts	—	(42,107,140)	—

Total return swap contracts	—	(8,169,472)	—

Credit default contracts	—	(10,685,446)	—

Totals by level	$(4,776,128)	$(92,765,655)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value, including $47,381,780 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,242,665,596)	$1,244,226,090
Affiliated issuers (identified cost $301,503,740) (Notes 1 and 6)	301,503,740

Cash	236,442

Foreign currency (cost $405,748) (Note 1)	395,779

Dividends, interest and other receivables	7,211,249

Receivable for shares of the fund sold	5,006,180

Receivable for investments sold	23,379,548

Receivable for sales of delayed delivery securities (Note 1)	5,605,815

Unrealized appreciation on swap contracts (Note 1)	88,889,946

Unrealized appreciation on forward currency contracts (Note 1)	11,377,203

Premium paid on swap contracts (Note 1)	958,067

Total assets	1,688,790,059

LIABILITIES

Payable for variation margin (Note 1)	1,922,539

Payable for investments purchased	18,007,831

Payable for purchases of delayed delivery securities (Note 1)	177,492,738

Payable for shares of the fund repurchased	12,919,934

Payable for compensation of Manager (Note 2)	562,267

Payable for investor servicing fees (Note 2)	205,540

Payable for custodian fees (Note 2)	121,199

Payable for Trustee compensation and expenses (Note 2)	253,522

Payable for administrative services (Note 2)	6,367

Payable for distribution fees (Note 2)	753,378

Unrealized depreciation on forward currency contracts (Note 1)	8,264,497

Written options outstanding, at value (premiums received $18,731,356) (Notes 1 and 3)	29,526,616

Premium received on swap contracts (Note 1)	13,678,204

Unrealized depreciation on swap contracts (Note 1)	137,131,867

TBA sale commitments, at value (proceeds receivable $5,406,836) (Note 1)	5,389,687

Collateral on securities loaned, at value (Note 1)	49,737,104

Collateral on certain derivative contracts, at value (Note 1)	8,743,234

Other accrued expenses	319,939

Total liabilities	465,036,463

Net assets	$1,223,753,596

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,514,818,965

Distributions in excess of net investment income (Note 1)	(5,890,344)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(226,107,136)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(59,067,889)

Total — Representing net assets applicable to capital shares outstanding	$1,223,753,596

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($843,217,704 divided by 84,416,598 shares)	$9.99

Offering price per class A share (100/94.25 of $9.99)*	$10.60

Net asset value and offering price per class B share ($88,888,015 divided by 8,932,743 shares)**	$9.95

Net asset value and offering price per class C share ($91,254,376 divided by 9,316,203 shares)**	$9.80

Net asset value and redemption price per class M share ($19,151,471 divided by 1,919,673 shares)	$9.98

Offering price per class M share (100/96.50 of $9.98)*	$10.34

Net asset value, offering price and redemption price per class R share
($10,065,847 divided by 1,014,079 shares)	$9.93

Net asset value, offering price and redemption price per class Y share
($171,176,183 divided by 17,116,314 shares)	$10.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME

Interest (net of foreign tax of $28,131) (including interest income of $313,457 from investments
in affiliated issuers) (Note 6)	$27,825,155

Dividends (net of foreign tax of $427,934)	13,599,262

Securities lending (Note 1)	192,066

Total investment income	41,616,483

EXPENSES

Compensation of Manager (Note 2)	7,450,885

Investor servicing fees (Note 2)	2,946,188

Custodian fees (Note 2)	265,029

Trustee compensation and expenses (Note 2)	121,424

Administrative services (Note 2)	41,149

Distribution fees — Class A (Note 2)	2,422,145

Distribution fees — Class B (Note 2)	1,101,519

Distribution fees — Class C (Note 2)	1,045,861

Distribution fees — Class M (Note 2)	170,159

Distribution fees — Class R (Note 2)	55,431

Other	597,493

Total expenses	16,217,283

Expense reduction (Note 2)	(56,069)

Net expenses	16,161,214

Net investment income	25,455,269

Net realized gain on investments (net of foreign tax of $1,144) (Notes 1 and 3)	62,336,635

Net realized loss on swap contracts (Note 1)	(1,437,875)

Net realized gain on futures contracts (Note 1)	4,168,191

Net realized loss on foreign currency transactions (Note 1)	(14,574,811)

Net realized gain on written options (Notes 1 and 3)	7,064,067

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	134,836

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(87,741,455)

Net loss on investments	(30,050,412)

Net decrease in net assets resulting from operations	$(4,595,143)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$25,455,269	$36,410,717

Net realized gain on investments
and foreign currency transactions	57,556,207	118,814,595

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(87,606,619)	9,944,440

Net increase (decrease) in net assets resulting from operations	(4,595,143)	165,169,752

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(35,840,251)	(50,491,977)

Class B	(3,326,863)	(5,893,436)

Class C	(3,170,220)	(4,753,250)

Class M	(740,848)	(1,124,193)

Class R	(380,070)	(472,911)

Class Y	(7,197,201)	(12,724,308)

Increase in capital from settlement payments (Note 8)	123,114	—

Redemption fees (Note 1)	—	1,319

Decrease from capital share transactions (Note 4)	(66,213,432)	(206,070,679)

Total decrease in net assets	(121,340,914)	(116,359,683)

NET ASSETS

Beginning of year	1,345,094,510	1,461,454,193

End of year (including distributions in excess of net investment income of $5,890,344 and undistributed net investment income
of $17,808,101, respectively)	$1,223,753,596	$1,345,094,510

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2011	$10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	$9.99	(.92)	$843,218	1.06	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	1.13 [g]	2.54 [g]	201
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	— [f]	—	10.01	(19.45)	1,142,882	1.09 [g]	1.09 [g]	3.07 [g]	124
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	— [f]	—	12.74	9.36	1,619,706	1.06 [g]	1.06 [g]	2.19 [g]	107

Class B
September 30, 2011	$10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	$9.95	(1.71)	$88,888	1.81	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.88 [g]	1.76 [g]	201
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	— [f]	—	9.96	(19.99)	191,536	1.84 [g]	1.84 [g]	2.30 [g]	124
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	— [f]	—	12.66	8.58	311,754	1.81 [g]	1.81 [g]	1.43 [g]	107

Class C
September 30, 2011	$10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	$9.80	(1.68)	$91,254	1.81	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.88 [g]	1.79 [g]	201
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	— [f]	—	9.85	(20.01)	118,179	1.84 [g]	1.84 [g]	2.32 [g]	124
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	— [f]	—	12.53	8.64	162,251	1.81 [g]	1.81 [g]	1.43 [g]	107

Class M
September 30, 2011	$10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	$9.98	(1.44)	$19,151	1.56	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	1.63 [g]	2.04 [g]	201
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	— [f]	—	10.00	(19.82)	27,475	1.59 [g]	1.59 [g]	2.58 [g]	124
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	— [f]	—	12.72	8.83	38,124	1.56 [g]	1.56 [g]	1.68 [g]	107

Class R
September 30, 2011	$10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	$9.93	(1.18)	$10,066	1.31	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	1.38 [g]	2.31 [g]	201
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	— [f]	—	9.97	(19.62)	6,667	1.34 [g]	1.34 [g]	2.83 [g]	124
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	— [f]	—	12.69	9.13	5,151	1.31 [g]	1.31 [g]	1.95 [g]	107

Class Y
September 30, 2011	$10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	$10.00	(.76)	$171,176.81		.81	2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	.88 [g]	2.88 [g]	201
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	— [f]	—	10.03	(19.20)	231,078	.84 [g]	.84 [g]	3.33 [g]	124
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	— [f]	—	12.76	9.61	238,397	.81 [g]	.81 [g]	2.43 [g]	107

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

120	121

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

September 30, 2007	0.01

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam Dynamic Asset Allocation Balanced Fund (the fund) (which will change its name from Putnam Asset Allocation: Balanced Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks total return. Total return is composed of capital appreciation and income. The fund invests mainly in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. The fund also invests in a diversified portfolio of fixed income investments, including U.S. and foreign government obligations, corporate obligations and secu-ritized debt instruments (such as mortgage-backed investments). The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period is indicative of the volume of activity during the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on securities owned and to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $283,000,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $636,100,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $182,800,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,926,800,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,611,515 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterpar-ties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $78,872,217 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $73,470,178.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $47,392,891. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $49,737,104.

R) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

S) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

T) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011, the fund had a capital loss carryover of $220,537,675 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$140,792,818	September 30, 2017

79,744,857	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2012 $13,840,859 of losses recognized during the period from November 1, 2010 to September 30, 2011.

U) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,501,739 to decrease distributions in excess of net investment income and $32,062,708 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $30,560,969.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$84,363,955
Unrealized depreciation	(92,711,861)

Net unrealized depreciation	(8,347,906)
Capital loss carryforward	(220,537,675)
Post-October loss	(13,840,859)
Cost for federal income tax purposes	$1,554,077,736

V) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion,
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,278 under the expense offset arrangements and by $50,791 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $981, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $201,089 and $1,970 from the sale of class A and class M shares, respectively, and received $103,395 and $5,578 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,651,433,979 and $1,763,301,185, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,005,000 and $1,008,594, respectively.

Written option transactions during the reporting period are summarized as follows:

			Written		Written
		Written swap	swap option	Written equity	equity option
		option contract	premiums	option contract	premiums
		amounts	received	amounts	received
Written options outstanding
at the beginning of the	USD	345,334,000	$19,277,569	—	$—
reporting period	CHF	—	—	—	—

Options opened	USD	470,906,838	20,010,216	693,408	790,485
	CHF	56,200,000	61,358	—	—

Options exercised	USD	(300,831,174)	(16,171,560)	—	—
	CHF	—	—	—	—

Options expired	USD	(7,840,500)	(358,311)	—	—
	CHF	—	—	—	—

Options closed	USD	(99,729,200)	(4,045,420)	(693,408)	(790,485)
	CHF	(42,150,000)	(42,496)	—	—

Written options outstanding
at the end of the	USD	407,839,964	$18,712,494	—	$—
reporting period	CHF	14,050,000	$18,862	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	12,656,859	$140,048,356	12,994,333	$132,158,642

Shares issued in connection with
reinvestment of distributions	3,120,612	33,702,218	4,810,030	48,155,840

	15,777,471	173,750,574	17,804,363	180,314,482

Shares repurchased	(20,292,861)	(225,488,831)	(23,261,768)	(235,300,166)

Net decrease	(4,515,390)	$(51,738,257)	(5,457,405)	$(54,985,684)

	Year ended 9/30/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	1,114,460	$12,262,452	1,343,801	$13,607,180

Shares issued in connection with
reinvestment of distributions	282,899	3,039,823	562,528	5,590,453

	1,397,359	15,302,275	1,906,329	19,197,633

Shares repurchased	(3,458,907)	(38,094,803)	(4,394,838)	(44,438,525)

Net decrease	(2,061,548)	$(22,792,528)	(2,488,509)	$(25,240,892)

	Year ended 9/30/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,847,500	$20,037,087	1,419,778	$14,165,406

Shares issued in connection with
reinvestment of distributions	264,718	2,802,074	428,450	4,203,890

	2,112,218	22,839,161	1,848,228	18,369,296

Shares repurchased	(2,342,774)	(25,274,466)	(2,620,452)	(26,078,877)

Net decrease	(230,556)	$(2,435,305)	(772,224)	$(7,709,581)

	Year ended 9/30/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	207,031	$2,279,460	350,396	$3,558,027

Shares issued in connection with
reinvestment of distributions	65,702	708,102	106,958	1,067,847

	272,733	2,987,562	457,354	4,625,874

Shares repurchased	(609,822)	(6,737,090)	(443,943)	(4,497,150)

Net increase (decrease)	(337,089)	$(3,749,528)	13,411	$128,724

	Year ended 9/30/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	333,038	$3,629,499	444,307	$4,444,337

Shares issued in connection with
reinvestment of distributions	35,151	377,200	44,281	440,976

	368,189	4,006,699	488,588	4,885,313

Shares repurchased	(277,429)	(3,037,767)	(330,181)	(3,341,383)

Net increase	90,760	$968,932	158,407	$1,543,930

	Year ended 9/30/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,965,085	$65,875,452	5,750,504	$58,260,233

Shares issued in connection with
reinvestment of distributions	662,614	7,161,981	1,268,554	12,684,504

	6,627,699	73,037,433	7,019,058	70,944,737

Shares repurchased	(5,492,896)	(59,504,179)	(18,824,786)	(190,751,913)

Net increase (decrease)	1,134,803	$13,533,254	(11,805,728)	$(119,807,176)

At the close of the reporting period, a shareholder of record owned 5.1% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$556,402	Payables	$11,241,848

Foreign exchange
contracts	Receivables	11,377,203	Payables	8,264,497

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
	appreciation/		Unrealized appreciation/
Equity contracts	(depreciation)	18,971,497*	(depreciation)	34,529,874*

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate	appreciation/		Unrealized appreciation/
contracts	(depreciation)	102,091,515*	(depreciation)	149,580,586*

Total		$132,996,617		$203,616,805

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,658,196	$1,658,196

Foreign exchange
contracts	—	—	—	(14,324,849)	—	$(14,324,849)

Equity contracts	7,349,294	(180,742)	11,052,586	—	10,880,557	$29,101,695

Interest rate contracts	(2,351,181)	—	(6,884,395)	—	(13,976,628)	$(23,212,204)

Total	$4,998,113	$(180,742)	$4,168,191	$(14,324,849)	$(1,437,875)	$(6,777,162)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(2,570,096)	$(2,570,096)

Foreign exchange
contracts	—	—	—	47,843	—	$47,843

Equity contracts	—	185,655	(10,547,166)	—	(15,531,660) $(25,893,171)

Interest rate contracts	(851,959)	—	790,940	—	23,510,303	$23,449,284

Total	$(851,959)	$185,655	$(9,756,226)	$47,843	$5,408,547	$(4,966,140)

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $313,457 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,104,293,227 and $1,130,357,481, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $120,127 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,987 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 48.20% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 79.40%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $23,585,190 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund	State tax-free income funds:
Multi-Cap Core Fund	Arizona, California, Massachusetts, Michigan,
Research Fund	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.
Value
Convertible Securities Fund	Absolute Return
Equity Income Fund	Absolute Return 100 Fund
George Putnam Balanced Fund	Absolute Return 300 Fund
The Putnam Fund for Growth and Income	Absolute Return 500 Fund
International Value Fund	Absolute Return 700 Fund
Multi-Cap Value Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
Dynamic Asset Allocation Balanced Fund	market investments to generate
Prior to November 30, 2011, this fund was known as	retirement income.
Putnam Asset Allocation: Balanced Portfolio.
Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
PricewaterhouseCoopers LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN059
270370 11/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$221,540	$--	$19,548	$ —
September 30, 2010	$213,750	$--	$18,483	$1,894*

*	Includes fees of $1,894 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2011and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $393,018 and $420,030 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ —	$112,505	$ —	$ —

September 30, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29, 2011